Quarterly Supplemental 4th Quarter 2018 Ballard Blocks Seattle, WA 4S Commons Town Center San Diego, CA Nocatee Town Center Chimney Rock Ponte Vedra, FL Bound Brook, NJ Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 904 598 7000 RegencyCenters.com

What we value at At Regency Centers, we have lived our values We add value. for 50 years by executing and successfully We believe in creating value from every meeting our commitments to our people, our transaction. We realize the critical importance customers, and our communities. We hold of executing, performing and delivering on our ourselves to that high standard every day. commitments. Our exceptional culture will set us apart for the next 50 years through our unending We perform for our investors. dedication to these beliefs: We believe that the capital that our investors have entrusted to us is precious. We are We are our people. open and transparent. We are committed We believe our people are our most to enhancing the investments of our fundamental asset - the best professionals shareholders, bond and mortgage holders, in the business who bring our culture to life. lenders, and co-investment partners. We are the company you want to work for and the people you want to do business with. We connect to our communities. We believe in contributing to the betterment We work together to sustain of our communities. We strive to develop superior results. and operate thriving shopping centers that We believe that, by partnering with each other are connected to our neighborhoods. We are and with our customers, our talented team continuously reducing our environmental will sustain superior results over the long impact through our greengenuity® program. term. We believe that when you are passionate about what you are doing and who you are We do what is right. working with in a results-oriented, family We believe in unwavering standards of atmosphere, you do it better. honesty and integrity. Since 1963, our Company has built its reputation by We provide exceptional service maintaining the highest ethical principles. to our customers. You will find differentiation in our character – We believe in putting our customers first. we do what is right and you can take us at This starts by owning, operating, and our word. developing dominant shopping centers that are exceptionally merchandised and We are the industry leader. maintained and most preferred by the We believe that through dedication to neighborhoods and communities where our excellence, innovation, and ongoing process best-in-class retailers will thrive. improvements, and by remaining focused on our core values, we will continue to be the industry leader in a highly competitive and ever-changing market. Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents December 31, 2018 Non-GAAP Disclosures ................................................................................................................................................ i Earnings Press Release .............................................................................................................................................. iii Summary Information: Summary Financial Information ................................................................................................................................... 1 Summary Real Estate Information ............................................................................................................................... 2 Financial Information: Consolidated Balance Sheets ....................................................................................................................................... 3 Consolidated Statements of Operations ........................................................................................................................ 4 Supplemental Details of Operations (Consolidated Only) ............................................................................................... 5 Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) ................................................................ 6 Supplemental Details of Operations (Real Estate Partnerships Only) .............................................................................. 7 Supplemental Details of Same Property NOI as adjusted (Pro-Rata) ............................................................................... 8 Reconciliations of Non-GAAP Financial Measures and Additional Disclosures ................................................................... 9 Summary of Consolidated Debt ................................................................................................................................. 11 Summary of Consolidated Debt Detail ........................................................................................................................ 12 Summary of Unsecured Debt Covenants and Leverage Ratios ..................................................................................... 13 Summary of Unconsolidated Debt .............................................................................................................................. 14 Investment Activity: Property Transactions ............................................................................................................................................... 15 Summary of Development ......................................................................................................................................... 16 Summary of Redevelopment ..................................................................................................................................... 17 Co-investment Partnerships: Unconsolidated Investments ...................................................................................................................................... 18 Real Estate Information: Leasing Statistics ...................................................................................................................................................... 19 Average Base Rent by CBSA ...................................................................................................................................... 20 Significant Tenant Rents ........................................................................................................................................... 21 Tenant Lease Expirations .......................................................................................................................................... 22 Portfolio Summary Report by State ............................................................................................................................ 23 Components of NAV and Forward-Looking Information: Components of NAV .................................................................................................................................................. 30 Earnings Guidance .................................................................................................................................................... 31 Reconciliation of Net Income to NAREIT FFO .............................................................................................................. 32 Glossary of Terms ..................................................................................................................................................... 33

Non-GAAP Disclosures December 31, 2018 We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure. • The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. • The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships. • A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item. We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share. The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following: • The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and • Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information. Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement. i

Non-GAAP Disclosures December 31, 2018 The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance: • NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. • Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI. • Operating Funds From Operations (Operating FFO): The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Operating FFO. • Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses. • Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. Following is the detail for the non-ownership periods of Equity One included in Same Property NOI as adjusted: Two Months Ended February 2017 Same Property NOI detail for non-ownership periods of Equity One: Real Estate Revenues: Base Rent $ 44,390 Recoveries from Tenants 13,863 Percentage Rent 1,265 Termination Fees 30 Other Income 581 Total Real Estate Revenues 60,129 Real Estate Operating Expenses: Operating and Maintenance 9,361 Real Estate Taxes 7,661 Ground Rent 78 Provision for Doubtful Accounts 267 Total Real Estate Operating Expenses 17,367 Same Property NOI $ 42,762 Same Property NOI without Termination Fees $ 42,732 Same Property NOI without Termination Fees or Redevelopments $ 37,501 ii

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com Regency Centers Reports Fourth Quarter and Full Year 2018 Results JACKSONVILLE, FL. (February 13, 2019) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended December 31, 2018. Fourth Quarter and Full Year 2018 Highlights • Fourth quarter Net Income Attributable to Common Stockholders (“Net Income”) of $0.46 per diluted share. • Fourth quarter NAREIT Funds From Operations (“NAREIT FFO”) of $0.98 per diluted share and Operating Funds From Operations (“Operating FFO”) of $0.88 per diluted share. • Same property Net Operating Income (“NOI”) as adjusted, which reflects adjustments for the Equity One merger, excluding termination fees, increased 2.2% in the fourth quarter and 3.4% for the full year as compared to the same periods in the prior year. • Fourth quarter rent spreads on comparable new and renewal leases were 22.5% and 7.2%, respectively, with blended rent spreads of 9.3%. • As of December 31, 2018, the same property portfolio was 96.1% leased, a 20 basis point increase sequentially. • As of December 31, 2018, spaces greater than or equal to 10,000 square feet (“Anchors”) in the same property portfolio were 98.5% leased, a 50 basis point increase sequentially. • For the full year 2018, the Company started nearly $200 million of developments and redevelopments, contributing toward a five year goal of $1.25 to $1.50 billion. • During the fourth quarter, Regency acquired an interest in one shopping center for approximately $18.5 million and sold four shopping centers for approximately $82.2 million, at Regency’s share. • During the fourth quarter, Regency purchased approximately $122 million shares of common stock at an average price of $57.70 per share, bringing total share repurchase for the full year 2018 to approximately $247 million at an average price of $57.97 per share. • During the fourth quarter, Regency issued its inaugural Corporate Responsibility Report, highlighting the Company’s commitment to key environmental, social and governance initiatives. • Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.585 per share, representing an annualized increase of 5.4%. “Regency’s exceptional team again executed on our proven strategy, achieving over 3% same property NOI growth for the seventh consecutive year, starting nearly $200 million in compelling developments and redevelopments, further fortifying our strong balance sheet and highlighting our commitment to corporate responsibility” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Regency is well positioned to sustain growth in earnings, cash flow, and dividends and in turn, total shareholder returns in the evolving world of retail real estate.” iii

Financial Results Regency reported Net Income for the fourth quarter of $78.9 million, or $0.46 per diluted share compared to $85.1 million, or $0.50 per diluted share, for the same period in 2017. For the twelve months ended December 31, 2018, Net Income was $249.1 million, or $1.46 per diluted share, compared to $159.9 million, or $1.00 per diluted share, for the same period in 2017. The Company reported NAREIT FFO for the fourth quarter of $167.2 million, or $0.98 per diluted share, compared to $161.4 million, or $0.94 per diluted share, for the same period in 2017. For the twelve months ended December 31, 2018, NAREIT FFO was $652.9 million, or $3.83 per diluted share, compared to $494.8 million, or $3.09 per diluted share, for the same period in 2017. Certain non-recurring items recognized in Net Income and NAREIT FFO during 2018 include: • In the fourth quarter, the Company recognized a gain on sale of land in the amount of $5.6 million from the sale of a land parcel in Medford, Massachusetts, bringing the total gain on sale of land for the full year to $6.7 million. • The accelerated non-cash income of $6.2 million from a below-market rent balance associated with a Toys “R” Us lease acquired by the Company at bankruptcy auction. • Debt extinguishment expense in the amount of $11.2 million, associated with the early repayment of debt. The Company reported Operating FFO, which excludes certain non-recurring items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of debt mark-to-market, for the fourth quarter of $149.9 million, or $0.88 per diluted share, compared to $146.8 million, or $0.86 per diluted share, for the same period in 2017. For the twelve months ended December 31, 2018, Operating FFO was $603.8 million, or $3.54 per diluted share, compared to $544.8 million, or $3.40 per diluted share, for the same period in 2017. Portfolio Performance Regency’s portfolio is differentiated in its overall outstanding quality, breadth and scale. The strength of the Company’s merchandising mix, combined with placemaking elements and connection to its communities further differentiate Regency’s high quality portfolio. Regency’s national platform with 22 local market offices and teams offer critical strategic advantages and position the Company to achieve its objective to average 3% plus same property NOI growth over the long term, as it has accomplished over the past seven years. Fourth quarter same property NOI as adjusted, excluding termination fees, increased 2.2% compared to the same period in 2017. For the twelve months ended December 31, 2018, same property NOI as adjusted, excluding termination fees, increased 3.4% compared to the same period in 2017 driven by a contribution from base rent growth of 3.7%. In light of the merger with Equity One on March 1, 2017, same property NOI growth as adjusted is presented on a pro forma basis as if the merger had occurred January 1, 2017. Please refer to the Company’s supplemental package for additional details. As of December 31, 2018, Regency’s wholly owned portfolio plus its pro-rata share of co-investment partnerships was 95.6% leased. The same property portfolio was 96.1% leased, which is an increase of 20 basis points sequentially. Regency executed approximately 2 million square feet of comparable new and renewal leases during the quarter. Rent spreads on comparable new and renewal leases were 22.5% and 7.2%, respectively, with iv blended rent spreads of 9.3%. For the twelve months ended December 31, 2018, the Company executed approximately 6.3 million square feet of comparable new and renewal leases at blended rent spreads of 8.3%. Portfolio Enhancement and Capital Allocation Regency’s capital allocation strategy enables the Company to benefit from a self-funding model, in which free cash flow is the primary source of funding, and supports the development and redevelopment program on a leverage neutral basis. Regency’s development and redevelopment platform is a critical strategic advantage for creating significant value for shareholders. Together with the sales of lower growth assets, free cash flow also enables the Company to invest in high-growth acquisitions and share repurchases when pricing is compelling. This capital allocation strategy preserves Regency’s pristine balance sheet and allows the Company to add value and enhance the quality of the portfolio on a net accretive basis. Developments and Redevelopments For the full year 2018, the Company started nearly $200 million of developments and redevelopments, contributing toward a five year goal of $1.25 billion to $1.50 billion. At year end, the Company had 19 properties in development or redevelopment with combined, estimated net development costs of approximately $390 million. In-process development projects were a combined 62% funded and 79% leased, and are expected to yield an average return of 7.2%. During the fourth quarter, the Company started two ground up development projects: • Carytown Exchange (Richmond, VA) – A 107,000 square foot shopping center anchored by Publix. The estimated development cost of Carytown Exchange is approximately $26 million at a projected 7.3% stabilized yield. • The Village at Hunter’s Lake (Tampa, FL) – This 72,000 square foot shopping center anchored by Sprouts, will be surrounded by 250 separately owned multifamily units. The estimated development cost of The Village at Hunter’s Lake is approximately $22 million at a projected 8.0% stabilized yield. Regency also started three redevelopment projects during the quarter: • Market Common Clarendon (Washington, DC) – The redevelopment and densification of a vacant 130,000 square foot office building that will be anchored by a luxury fitness user, and also offer modern, loft-style office space with ground floor retail. Total project cost is approximately $54 million at a projected 8% - 9% stabilized yield. • Point 50 (Fairfax, VA) – At Point 50, the Company will construct a new 48,000 square foot shopping center with a Whole Foods to anchor this highly desirable site. Total project cost is approximately $17 million at a projected 7% - 8% stabilized yield. • Pablo Plaza (Jacksonville, FL) – A 154,000 square foot shopping center will be reconfigured with a new Whole Foods that will add to the compelling anchor lineup that includes Marshall’s and v

Homegoods. Total project cost is approximately $15 million at a projected 6% -7% stabilized yield. Property Transactions During the quarter, the Company began the phased acquisition of an interest in the Town and Country Center with an initial investment of approximately $18.5 million. Subsequent to quarter end, Regency acquired an additional interest in the shopping center bringing the total current investment to $36.3 million. Town and Country Center is a 230,000 square foot shopping center located in Los Angeles, CA, and anchored by Whole Foods and CVS with a vacant former K-Mart. The Company plans to redevelop the shopping center, which will include approximately 325 apartment units over ground floor retail developed by a best-in-class multifamily developer through an air rights lease transaction. For the full year 2018, the Company acquired seven properties for a total purchase price of $163.6 at Regency’s share. Regency sold four shopping centers during the fourth quarter of 2018 for combined proceeds of approximately $82 million. For the full year 2018, Regency sold 11 properties for a combined gross sales price of $225 million at a weighted average cap rate of 7.8%. Subsequent to year-end, Regency acquired a center in Seattle for $15.5 million. Melrose Market is a 21,000 square foot center located in the vibrant Capitol Hill neighborhood. Regency also sold four shopping centers subsequent to year-end for combined proceeds of $72.6 million. Share Repurchase Program During the quarter, Regency purchased 2.107 million shares of common stock at an average price of $57.70 per share for approximately $122 million, bringing total share repurchases for the full year 2018 to approximately $247 million shares of common stock at an average price of $57.97 per share. Regency’s Board authorized a refreshed share repurchase plan for an additional $250 million of shares of the Company’s common stock. This program is scheduled to expire on February 4, 2020. The timing of share repurchases under the program is dependent upon marketplace conditions and other factors, and the program remains subject to the discretion of the Board. Balance Sheet Regency benefits from favorable access to capital through the strength of its balance sheet, supported by conservative leverage levels with a targeted Net Debt to EBITDA ratio of 5.0x. This positions Regency to weather potential challenges and potentially profit from investment opportunities in the future. As previously disclosed, during 2018 the Company further enhanced its already strong balance sheet via a $300 million unsecured bond offering on February 28, 2018, that extended duration and reduced overall interest expense. On March 26, 2018, the Company recast and upsized its credit facility to $1.25 billion, enhancing liquidity and financial flexibility. vi

Dividend Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.585 per share, representing an annualized increase of 5.4%. The dividend is payable on March 7, 2019, to shareholders of record as of February 25, 2019. Full Year 2019 Guidance Regency Centers issued initial 2019 guidance concurrently with the fourth quarter 2018 earnings release. Please refer to the Company’s fourth quarter 2018 Supplemental for a complete list of guidance. A 2019 Earnings and Valuation Guidance package with additional details can be found in the presentation section of the investor relations website at Investors.RegencyCenters.com. Full Year 2019 Guidance All figures pro-rata and in thousands, except per share data Net Income Attributable to Common Stockholders $1.36 to $1.42 ("Net Income") per diluted share(1) NAREIT Funds From Operations $3.83 to $3.89 ("NAREIT FFO") per diluted share(1) Same Property Net Operating Income 2.0% to 2.5% ("SP NOI") Growth excluding termination fees Development and Redevelopment starts $150,000 to $250,000 Estimated yield (weighted average) +/- 7.0% Acquistions +/- $16,000 Cap rate (weighted average) +/- 4.3% Dispositions +/- $200,000 Cap rate (weighted average) +/- 8.0% (1) 2019 includes the impact of ($0.05) per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed. vii

Conference Call Information To discuss Regency’s fourth quarter results and initial 2019 guidance, the Company will host a conference call and presentation on Thursday, February 14, 2019, at 11:00 a.m. ET. Dial-in and webcast information is listed below. Fourth Quarter 2018 Earnings Conference Call and 2019 Guidance Presentation Date: Thursday, February 14, 2019 Time: 11:00 a.m. ET Dial#: 877-407-0789 or 201-689-8562 Webcast: Investors.RegencyCenters.com Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. Operating FFO is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment viii of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) to NAREIT FFO and Operating FFO for actual results.

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO and Operating FFO - Actual (in thousands)

For the Periods Ended December 31, 2018 and 2017	Three Months Ended		Year to Date	
	2018	2017	2018	2017
Reconciliation of Net Income (Loss) to NAREIT FFO:				
Net Income (Loss) Attributable to Common Stockholders	$ 78,905	85,139	$ 249,127	159,949
Adjustments to reconcile to NAREIT Funds From Operations[(1)]:				
Depreciation and amortization (excluding FF&E)	100,422	98,036	390,603	364,908
Provision for impairment to operating properties	8,994	-	37,895	-
Gain on sale of operating properties	(21,335)	(21,988)	(25,293)	(30,402)
Exchangeable operating partnership units	166	171	525	388
NAREIT Funds From Operations	$ 167,152	161,358	$ 652,857	494,843
Reconciliation of NAREIT FFO to Operating FFO:				
NAREIT Funds From Operations	$ 167,152	161,358	$ 652,857	494,843
Adjustments to reconcile to Operating Funds From Operations[(1)]:				
Acquisition pursuit and closing costs	-	-	-	138
Income tax benefit	-	(9,737)	-	(9,737)
Gain on sale of land	(5,628)	(654)	(6,659)	(3,623)
Provision for impairment to land	-	-	542	-
Loss on derivative instruments and hedge ineffectiveness	-	(2)	-	(14)
Early extinguishment of debt	-	46	11,172	12,449
Interest on bonds for period from notice to redemption	-	-	600	-
Merger related costs	-	5,131	-	80,715
Merger related debt offering interest	-	-	-	975
Preferred redemption costs	-	-	-	12,227
Hurricane losses	-	744	-	2,596
Straight line rent, net	(3,652)	(4,534)	(17,292)	(18,131)
Above/below market rent amortization, net	(7,440)	(4,682)	(34,171)	(24,287)
Debt premium/discount amortization	(536)	(899)	(3,263)	(3,340)
Operating Funds From Operations	$ 149,896	146,771	$ 603,786	544,811
Weighted Average Shares For Diluted Earnings per Share	169,842	170,855	170,100	159,960
Weighted Average Shares For Diluted FFO and Operating FFO per Share	170,192	171,205	170,450	160,255

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Regency Centers.

Supplemental Information ix

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency's properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Pro-Rata Same Property NOI as adjusted - Actual (in thousands)

For the Periods Ended December 31, 2018 and 2017	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Net Income (Loss) Attributable to Common Stockholders	$ 78,905	85,139	$ 249,127	159,949
Less:				
Management, transaction, and other fees	(7,495)	(6,806)	(28,494)	(26,158)
Income tax benefit	-	(9,737)	-	(9,737)
Gain on sale of real estate	(23,895)	(22,519)	(28,343)	(27,432)
Other[1]	(12,084)	(10,819)	(56,906)	(47,357)
Plus:				
Depreciation and amortization	92,876	90,444	359,688	334,201
General and administrative	13,544	18,006	65,491	67,624
Other operating expense, excluding provision for doubtful accounts	1,919	6,460	4,744	85,233
Other expense (income)	48,594	34,360	199,161	141,093
Equity in income of investments in real estate excluded from NOI [2]	11,597	14,771	56,680	53,290
Net income attributable to noncontrolling interests	831	802	3,198	2,903
Preferred stock dividends and issuance costs	-	-	-	16,128
NOI	204,792	200,101	824,346	749,737
Less non-same property NOI [3]	(7,627)	(7,490)	(31,997)	(26,029)
Plus same property NOI for non-ownership periods of Equity One[4]	-	-	-	42,762
Same Property NOI as adjusted	$ 197,165	192,611	$ 792,349	766,470
Same Property NOI as adjusted without Termination Fees	$ 196,598	192,388	$ 791,127	765,480
Same Property NOI as adjusted without Termination Fees or Redevelopments	$ 173,731	170,980	$ 700,353	686,761

[1] Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
[2] Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.
[3] Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.
[4] Refer to page ii of the Company's fourth quarter 2018 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One.

Reported results are preliminary and not final until the filing of the Company's Form 10-K with the SEC and, therefore, remain subject to adjustment.

Regency Centers.
Supplemental Information X

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO— Guidance (per diluted share) Full Year NAREIT FFO Guidance: 2019 Low High Net income attributable to common stockholders $ 1.36 1.42 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.47 2.47 NAREIT Funds From Operations $ 3.83 3.89 The Company has published forward-looking statements and additional financial information in its fourth quarter 2018 supplemental information package that may help investors estimate earnings for 2019. A copy of the Company’s fourth quarter 2018 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the year ended December 31, 2018. Regency may, but assumes no obligation to, update information in the supplemental package from time to time. About Regency Centers Corporation (NASDAQ: REG) Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com. ### Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. xi

Summary Financial Information

December 31, 2018
(in thousands, except per share data)

Financial Results	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Net income (loss) attributable to common stockholders (page 4)	$78,905	$85,139	$249,127	$159,949
Net income (loss) per diluted share	$0.46	$0.50	$1.46	$1.00
NAREIT Funds From Operations (NAREIT FFO) (page 9)	$167,152	$161,358	$652,857	$494,843
NAREIT FFO per diluted share	$0.98	$0.94	$3.83	$3.09
Operating Funds From Operations (Operating FFO) (page 9)	$149,896	$146,771	$603,786	$544,811
Operating FFO per diluted share	$0.88	$0.86	$3.54	$3.40
Same Property NOI as adjusted without termination fees (page 8)	$196,598	$192,388	$791,127	$765,480
% growth	2.2%		3.4%	
Operating EBITDA*re* (page 10)	$195,706	$191,320	$788,159	$717,007
Dividends paid per share and unit	$0.555	$0.530	$2.220	$2.100
Payout ratio of Operating FFO per share (diluted)	63.1%	61.6%	62.7%	61.8%
Diluted share and unit count				
Weighted average shares (diluted) - Net income (loss)	169,842	170,855	170,100	159,960
Weighted average shares (diluted) - NAREIT FFO and Operating FFO	170,192	171,205	170,450	160,255

Capital Information	As of 12/31/18	As of 12/31/17	As of 12/31/16	As of 12/31/15
Market price per common share	$58.47	$69.18	$68.95	$68.12
Common shares outstanding	167,905	171,365	104,497	97,213
Exchangeable units held by noncontrolling interests	350	350	154	154
Common shares and equivalents issued and outstanding	168,255	171,715	104,651	97,367
Market equity value of common and convertible shares	$9,837,840	$11,879,231	$7,215,718	$6,632,627
Non-convertible preferred stock	$0	$0	$325,000	$325,000
Outstanding debt	$4,241,758	$4,115,588	$2,111,450	$2,363,238
Less: cash	(45,190)	(49,381)	($17,879)	($40,623)
Net debt	$4,196,568	$4,066,207	$2,093,571	$2,322,615
Total market capitalization	$14,034,408	$15,945,438	$9,634,289	$9,280,242
Debt metrics (pro-rata; trailing 12 months "TTM")[1]				
Net Debt-to-Operating EBITDA*re*	5.3x	5.4x	4.4x	5.2x
Fixed charge coverage	4.2x	4.1x	3.3x	2.8x

[1] In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

Regency Centers.
Supplemental Information 1

Summary Real Estate Information

December 31, 2018

(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Number of properties	425	426	428	429	426
Number of retail operating properties	414	415	417	414	412
Number of same properties	399	403	406	409	395
Number of properties in redevelopment	11	14	13	9	14
Number of properties in development	8	8	8	10	9
Gross Leasable Area (GLA) - All properties	53,568	53,647	54,111	54,174	53,881
GLA including retailer-owned stores - All properties	57,710	58,238	59,074	59,137	58,845
GLA - Retail operating properties	51,605	51,857	52,312	52,378	52,161
GLA - Same properties	50,434	50,916	51,464	51,667	50,144
GLA - Properties in redevelopment [1]	1,632	2,649	2,341	1,934	3,607
GLA - Properties in development	1,014	1,176	1,184	1,575	1,461
Wholly Owned and Pro-Rata Share of Co-investment Partnerships					
GLA - All properties	43,365	43,523	44,053	44,131	44,015
GLA including retailer-owned stores - All properties	47,650	48,113	49,016	48,982	48,979
GLA - Retail operating properties	41,619	41,949	42,471	42,553	42,456
GLA - Same properties	40,866	41,218	41,758	41,961	40,601
Spaces ≥ 10,000 sf	25,715	25,966	26,321	26,482	25,605
Spaces < 10,000 sf	15,151	15,252	15,437	15,479	14,996
GLA - Properties in redevelopment [1]	1,058	1,682	1,450	1,235	2,817
GLA - Properties in development	870	1,032	1,040	1,431	1,374
% leased - All properties	95.6%	95.4%	95.0%	95.1%	95.5%
% leased - Retail operating properties	96.1%	95.9%	95.5%	95.7%	96.2%
% leased - Same properties [2]	96.1%	95.9%	95.6%	95.7%	96.1%
Spaces ≥ 10,000 sf [2]	98.5%	98.0%	97.5%	97.6%	98.1%
Spaces < 10,000 sf [2]	92.0%	92.3%	92.2%	92.3%	92.6%
Average % leased - Same properties [2]	95.8%	95.7%	95.7%	95.7%	95.8%
% commenced - Same properties [2][3]	94.5%	94.3%	93.9%	94.1%	94.1%
Same property NOI as adjusted growth - YTD (see page 8)	3.4%	3.7%	3.9%	4.3%	3.5%
Same property NOI as adjusted growth without termination fees - YTD (see page 8)	3.4%	3.8%	4.1%	4.0%	3.6%
Same property NOI as adjusted growth without termination fees or redevelopments - YTD (see page 8)	2.0%	2.1%	2.4%	2.6%	2.7%
Rent spreads - Trailing 12 months [4] (see page 19)	8.3%	7.4%	6.7%	7.9%	7.8%

[1] Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
[2] Prior periods adjusted for current same property pool.
[3] Excludes leases that are signed but have not yet commenced.
[4] Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Regency Centers.

Supplemental Information 2

Consolidated Balance Sheets December 31, 2018 and 2017 (in thousands) 2018 2017 (unaudited) Assets Net real estate investments: Real estate assets at cost$ 10,863,162 $ 10,892,821 Less: accumulated depreciation 1,535,444 1,339,771 9,327,718 9,553,050 Investments in real estate partnerships 463,001 386,304 Net real estate investments 9,790,719 9,939,354 Properties held for sale 60,516 - Cash and cash equivalents 45,190 49,381 Accounts receivable, net 71,748 66,586 Straight line rent receivables, net 100,611 88,596 Notes receivable - 15,803 Deferred leasing costs, net 84,983 80,044 Acquired lease intangible assets, net 387,069 478,826 Goodwill 314,143 331,884 Other assets 89,684 95,243 Total assets$ 10,944,663 $ 11,145,717 Liabilities and Equity Liabilities: Notes payable$ 3,006,478 $ 2,971,715 Unsecured credit facilities 708,734 623,262 Total notes payable 3,715,212 3,594,977 Accounts payable and other liabilities 224,807 234,272 Acquired lease intangible liabilities, net 496,726 537,401 Tenants' security and escrow deposits 57,750 46,013 Total liabilities 4,494,495 4,412,663 Equity: Stockholders' Equity: Common stock, $.01 par 1,679 1,714 Additional paid in capital 7,652,683 7,854,797 Accumulated other comprehensive income (loss) (927) (6,289) Distributions in excess of net income (1,255,465) (1,158,170) Total stockholders' equity 6,397,970 6,692,052 Noncontrolling Interests: Exchangeable operating partnership units 10,666 10,907 Limited partners' interest 41,532 30,095 Total noncontrolling interests 52,198 41,002 Total equity 6,450,168 6,733,054 Total liabilities and equity$ 10,944,663 $ 11,145,717 These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3

Consolidated Statements of Operations For the Periods Ended December 31, 2018 and 2017 (in thousands) (unaudited) Three Months Ended Year to Date 2018 2017 2018 2017 Revenues: Minimum rent $ 204,258 195,452 $ 818,483 728,078 Percentage rent 1,194 1,126 7,486 6,635 Recoveries from tenants and other income 71,613 61,367 266,512 223,455 Management, transaction, and other fees 7,495 6,806 28,494 26,158 Total revenues 284,560 264,751 1,120,975 984,326 Operating Expenses: Depreciation and amortization 92,876 90,444 359,688 334,201 Operating and maintenance 43,110 40,101 168,034 143,990 General and administrative 13,544 18,006 65,491 67,624 Real estate taxes 40,761 30,087 137,856 109,723 Other operating expense 3,261 7,605 9,737 89,225 Total operating expenses 193,552 186,243 740,806 744,763 Other Expense (Income): Interest expense, net of interest income 36,979 35,344 148,456 132,629 Provision for impairment 8,994 - 38,437 - Gain on sale of real estate, net of tax (23,895) (22,519) (28,343) (27,432) Early extinguishment of debt - 46 11,172 12,449 Net investment (income) loss 2,621 (1,030) 1,096 (3,985) Total other expense 24,699 11,841 170,818 113,661 Income (loss) from operations before equity in income of investments in real estate partnerships 66,309 66,667 209,351 125,902 Equity in income of investments in real estate partnerships 13,427 9,537 42,974 43,341 Deferred income tax benefit of taxable REIT subsidiary - (9,737) - (9,737) Net income (loss) 79,736 85,941 252,325 178,980 Noncontrolling Interests: Exchangeable operating partnership units (166) (171) (525) (388) Limited partners' interests in consolidated partnerships (665) (631) (2,673) (2,515) Net income (loss) attributable to noncontrolling interests (831) (802) (3,198) (2,903) Net income (loss) attributable to controlling interests 78,905 85,139 249,127 176,077 Preferred stock dividends and issuance costs - - - (16,128) Net income (loss) attributable to common stockholders $ 78,905 85,139 $ 249,127 159,949 These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2018 and 2017

(in thousands)

	Three Months Ended		Year to Date	
	2018	2017	2018	2017
Real Estate Revenues:				
Base rent	$ 193,155	185,530	$ 765,362	684,133
Recoveries from tenants	66,331	56,864	245,196	206,675
Percentage rent	1,194	1,126	7,486	6,635
Termination fees	552	223	2,654	845
Other income	4,730	4,239	18,662	15,935
Total real estate revenues	265,962	247,982	1,039,360	914,223
Real Estate Operating Expenses:				
Operating and maintenance	39,239	37,166	151,763	132,512
Real estate taxes	40,760	30,087	137,856	109,723
Ground rent	3,117	2,150	11,504	8,583
Termination expense	-	-	1,700	-
Provision for doubtful accounts	1,342	1,145	4,993	3,992
Total real estate operating expenses	84,458	70,548	307,816	254,810
Other Rent Amounts:				
Straight line rent on base rent	3,416	5,102	18,197	19,004
Straight line rent on ground rent	(365)	(292)	(1,473)	(1,145)
Above/below market rent amortization	7,687	4,820	34,924	24,942
Above/below market ground rent amortization	(389)	(452)	(1,594)	(1,750)
Total other rent amounts	10,349	9,178	50,054	41,051
Fee Income:				
Property management fees	3,655	3,465	14,663	13,917
Asset management fees	1,866	1,776	7,213	7,090
Leasing commissions and other fees	1,974	1,565	6,618	5,151
Total fee income	7,495	6,806	28,494	26,158
Interest Expense, net:				
Gross interest expense	35,552	35,497	146,472	132,884
Derivative amortization	2,102	2,102	8,408	8,408
Debt cost amortization	1,287	1,214	5,217	4,615
Debt premium/discount amortization	(545)	(941)	(3,391)	(3,515)
Capitalized interest	(1,200)	(2,168)	(7,020)	(7,946)
Interest income	(217)	(358)	(1,230)	(1,811)
Total interest expense, net	36,979	35,346	148,456	132,635
General & Administrative, net:				
Gross general & administrative	19,638	20,641	73,357	76,153
Stock-based compensation	4,436	4,375	16,745	15,525
Capitalized direct leasing compensation costs	(1,616)	(2,901)	(6,543)	(10,384)
Capitalized direct development compensation costs	(6,368)	(5,093)	(17,069)	(17,609)
Total general & administrative, net	16,090	17,022	66,490	63,685
Real Estate (Gains) Losses:				
Gain on sale of operating properties	(18,262)	(21,870)	(21,795)	(24,505)
Provision for impairment of operating properties	8,994	-	37,895	-
Gain on sale of land	(5,633)	(649)	(6,548)	(2,927)
Provision for impairment of land	-	-	542	-
Total real estate (gains) losses	(14,901)	(22,519)	10,094	(27,432)
Depreciation, Transaction and Other Expense (Income):				
Depreciation and amortization (including FF&E)	92,876	90,444	359,688	334,201
Acquisition pursuit and closing costs	-	-	-	131
Development pursuit costs	1,461	1,021	1,947	1,529
Merger related costs	-	5,131	-	80,715
Income tax benefit	-	(9,737)	-	(9,737)
Loss from deferred compensation plan, net	5	24	73	94
Early extinguishment of debt	-	46	11,172	12,449
Loss on derivative instruments and hedge ineffectiveness	-	(2)	-	(6)
(Gain) loss on sale of investments	70	(70)	24	(139)
Other expenses	459	308	2,797	2,858
Total depreciation, transaction and other expense (income)	94,871	87,165	375,701	422,095

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.
Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) December 31, 2018 and 2017 (in thousands) Noncontrolling Interests Share of JVs 2018 2017 2018 2017 Assets Real estate assets at cost $ (90,972) (78,125) $ 1,379,264 1,262,823 Less: accumulated depreciation (12,400) (10,645) 415,256 387,587 Net real estate investments (78,572) (67,480) 964,008 875,236 Cash and cash equivalents (3,063) (3,098) 11,806 11,123 Accounts receivable, net (1,471) (1,334) 7,253 5,641 Straight line rent receivables, net (1,582) (1,444) 17,602 16,539 Deferred leasing costs, net (1,285) (1,383) 15,008 13,905 Acquired lease intangible assets, net (1,060) (1,061) 14,970 14,268 Other assets (559) (357) 12,574 7,291 Total assets $ (87,592) (76,157) $ 1,043,221 944,003 Liabilities Notes payable $ (43,739) (43,121) $ 533,973 520,611 Accounts payable and other liabilities (1,624) (2,172) 29,408 21,977 Acquired lease intangible liabilities, net (397) (482) 12,458 11,323 Tenants' security and escrow deposits (300) (287) 4,381 3,788 Total liabilities $ (46,060) (46,062) $ 580,220 557,699 Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2018 and 2017

(in thousands)

	Noncontrolling Interests				Share of JVs			
	Three Months Ended		Year to Date		Three Months Ended		Year to Date	
	2018	2017	2018	2017	2018	2017	2018	2017
Real Estate Revenues:								
Base rent	$ (1,896)	(1,803)	$ (7,440)	(6,742)	$ 26,381	25,324	$ 104,393	99,507
Recoveries from tenants	(550)	(557)	(2,416)	(1,979)	8,784	8,312	34,014	31,621
Percentage rent	-	-	(3)	(4)	175	169	1,178	1,271
Termination fees	-	-	(9)	(20)	36	-	454	241
Other income	(38)	(30)	(146)	(144)	507	529	1,937	2,454
Total real estate revenues	(2,484)	(2,390)	(10,014)	(8,889)	35,883	34,334	141,976	135,094
Real Estate Operating Expenses:								
Operating and maintenance	(393)	(389)	(1,517)	(1,326)	5,896	5,389	22,502	20,348
Real estate taxes	(322)	(320)	(1,471)	(1,125)	4,814	4,557	19,149	17,204
Ground rent	(28)	(26)	(111)	(105)	91	89	371	362
Termination expense	-	-	-	-	-	-	-	113
Provision for doubtful accounts	(6)	(14)	(63)	(27)	58	(9)	300	436
Total real estate operating expenses	(749)	(749)	(3,162)	(2,583)	10,859	10,026	42,322	38,463
Other Rent Amounts:								
Straight line rent on base rent	(17)	(42)	(162)	(267)	704	336	1,245	1,057
Straight line rent on ground rent	16	17	64	70	(65)	-	(65)	-
Above/below market rent amortization	(10)	(6)	(43)	(52)	245	325	990	1,169
Above/below market ground rent amortization	-	-	6	1	(95)	(6)	(112)	(23)
Total other rent amounts	(11)	(31)	(135)	(248)	789	655	2,058	2,203
Fee Income:								
Asset management fees	-	-	-	-	(299)	(281)	(1,153)	(1,141)
Total fee income	-	-	-	-	(299)	(281)	(1,153)	(1,141)
Interest Expense, net:								
Gross interest expense	(425)	(396)	(1,673)	(1,541)	6,206	6,108	24,464	24,472
Debt cost amortization	(24)	(36)	(131)	(73)	111	155	492	483
Debt premium/discount amortization	-	-	-	-	9	42	128	175
Total interest expense, net	(449)	(432)	(1,804)	(1,614)	6,326	6,305	25,084	25,130
General & Administrative, net:								
Gross general & administrative	-	-	-	-	43	40	181	174
Total general & administrative, net	-	-	-	-	43	40	181	174
Real Estate (Gains) Losses:								
(Gain) loss on sale of operating properties	-	-	-	-	(3,073)	(118)	(3,498)	(5,897)
(Gain) loss on sale of land	-	-	-	-	5	(5)	(111)	(696)
Total real estate (gains) losses	-	-	-	-	(3,068)	(123)	(3,609)	(6,593)
Depreciation, Transaction and Other Expense (Income):								
Depreciation and amortization (including FF&E)	(628)	(614)	(2,469)	(2,353)	8,643	8,632	35,317	34,794
Acquisition pursuit and closing costs	-	-	-	-	-	-	-	7
Development pursuit costs	-	-	-	-	8	26	44	40
Hedge ineffectiveness	-	-	-	-	-	-	-	(8)
Other expenses	(4)	5	(41)	(72)	135	265	568	808
Total depreciation, transaction and other expense (income)	(632)	(609)	(2,510)	(2,425)	8,786	8,923	35,929	35,641

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Regency Centers.

Supplemental Information 7

Supplemental Details of Same Property NOI as adjusted (Pro-Rata) For the Periods Ended December 31, 2018 and 2017 (in thousands) Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co- investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods. Three Months Ended Year to Date 2018 2017 2018 2017 Same Property NOI as adjusted Detail: Real Estate Revenues: Base Rent $ 208,432 201,883 $ 824,238 795,83 6 Recoveries from Tenants 71,523 63,033 266,274 244,082 Percentage Rent 1,351 1,284 8,574 9,065 Termination Fees 567 223 2,922 1,103 Other Income 4,530 4,050 17,904 15,891 Total Real Estate Revenues 286,403 270,473 1,119,912 1,065,977 Real Estate Operating Expenses: Operating and Maintenance 42,673 40,820 163,831 155,063 Termination Expense - - 1,700 113 Real Estate Taxes 43,103 33,565 147,822 130,267 Ground Rent 2,444 2,279 9,540 9,086 Provision for Doubtful Accounts 1,018 1,198 4,670 4,978 Total Real Estate Operating Expenses 89,238 77,862 327,563 299,507 Same Property NOI as adjusted $ 197,165 192,611 $ 792,349 766,470 % change 2.4% 3.4% Same Property NOI as adjusted without Termination Fees $ 196,598 192,38 8 $ 791,127 765,480 % change 2.2% 3.4% Same Property NOI as adjusted without Termination Fees or Redevelopments $ 173,731 170,980 $ 700,353 686,761 % change 1.6% 2.0% Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted: Net income (loss) attributable to common stockholders $ 78,905 85,139 $ 249,127 159,949 Less: Management, transaction, and other fees (7,495) (6,806) (28,494) (26,158) Income tax benefit - (9,737) - (9,737) Gain on sale of real estate 23,895 22,519 28,343 27,432 Other (1) (12,084) (10,819) (56,906) (47,357) Plus: Depreciation and amortization 92,876 90,444 359,688 334,201 General and administrative 13,544 18,006 65,491 67,624 Other operating expense, excluding provision for doubtful accounts 1,919 6,460 4,744 85,233 Other expense (income) 24,699 11,841 170,818 113,661 Equity in income of investments in real estate excluded from NOI (2) 11,597 14,771 56,680 53,290 Net income attributable to noncontrolling interests 831 802 3,198 2,903 Preferred stock dividends and issuance costs - - - 16,128 NOI 228,68 7 222,620 852,689 777,169 Less non-same property NOI (3) (7,627) (7,490) (31,997) (26,029) Plus same property NOI for non-ownership periods of Equity One(4) - - - 42,762 Same Property NOI as adjusted $ 221,060 215,130 $ 820,692 793,902 (1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense. (3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. (4) See page ii for Same Property NOI detail for the non-ownership periods of Equity One. 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

For the Periods Ended December 31, 2018 and 2017

(in thousands, except per share data)

	Three Months Ended		Year to Date	
	2018	2017	2018	2017
Reconciliation of Net Income to NAREIT FFO:				
Net Income (Loss) Attributable to Common Stockholders	$ 78,905	85,139	$ 249,127	159,949
Adjustments to reconcile to NAREIT Funds From Operations[1]:				
Depreciation and amortization (excluding FF&E)	100,422	98,036	390,603	364,908
Provision for impairment to operating properties	8,994	-	37,895	-
Gain on sale of operating properties	(21,335)	(21,988)	(25,293)	(30,402)
Exchangeable operating partnership units	166	171	525	388
NAREIT Funds From Operations	$ 167,152	161,358	$ 652,857	494,843
NAREIT FFO per share (diluted)	$ 0.98	0.94	$ 3.83	3.09
Weighted average shares (diluted)	170,192	171,205	170,450	160,255
Reconciliation of NAREIT FFO to Operating FFO:				
NAREIT Funds From Operations	$ 167,152	161,358	$ 652,857	494,843
Adjustments to reconcile to Operating Funds From Operations[1]:				
Acquisition pursuit and closing costs	-	-	-	138
Income tax benefit	-	(9,737)	-	(9,737)
Gain on sale of land	(5,628)	(654)	(6,659)	(3,623)
Provision for impairment to land	-	-	542	-
Hedge ineffectiveness	-	(2)	-	(14)
Early extinguishment of debt	-	46	11,172	12,449
Interest on bonds for period from notice to redemption	-	-	600	-
Merger related costs	-	5,131	-	80,715
Merger related debt offering interest	-	-	-	975
Preferred redemption costs	-	-	-	12,227
Hurricane losses	-	744	-	2,596
Straight line rent, net	(3,652)	(4,534)	(17,292)	(18,131)
Above/below market rent amortization, net	(7,440)	(4,682)	(34,171)	(24,287)
Debt premium/discount amortization	(536)	(899)	(3,263)	(3,340)
Operating Funds From Operations	$ 149,896	146,771	$ 603,786	544,811
Operating FFO per share (diluted)	$ 0.88	0.86	$ 3.54	3.40
Weighted average shares (diluted)	170,192	171,205	170,450	160,255
Additional Disclosures:				
Other Non Cash Expense[1]				
Derivative amortization	$ 2,102	2,102	$ 8,408	8,408
Debt cost amortization	1,374	1,333	5,578	5,025
Stock-based compensation	4,436	4,375	16,745	15,525
Other Non Cash Expense	$ 7,912	7,810	$ 30,731	28,958
Capital Expenditures[1]				
Leasing commissions	$ 4,737	5,383	$ 15,914	19,089
Tenant allowance and landlord work	7,679	11,965	47,274	34,521
Building improvements	13,327	14,587	31,099	26,452
Capital Expenditures	$ 25,743	31,935	$ 94,287	80,062

[1] Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Regency Centers.

Supplemental Information 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued) For the Periods Ended December 31, 2018 and 2017 (in thousands) Three Months Ended Year to Date 2018 2017 2018 2017 Reconciliation of Net Income to NAREIT EBITDAre : Net Income (Loss)$ 79,736 $ 85,941 $ 252,325 $ 178,980 Adjustments to reconcile to NAREIT EBITDAre (1): Interest expense 43,522 42,009 174,770 159,576 Income tax expense (benefit) - (9,737) - (9,737) Depreciation and amortization 101,519 99,076 395,005 368,995 Gain on sale of operating properties (21,335) (21,988) (25,293) (30,402) Provision from impairment to operating properties 8,994 - 37,895 - NAREIT EBITDAre $ 212,436 195,301$ 834,702 667,412 Reconciliation of NAREIT EBITDAre to Operating EBITDAre : NAREIT EBITDAre $ 212,436 195,301 $ 834,702 667,412 Adjustments to reconcile to Operating EBITDAre (1): Acquisition pursuit and closing costs - - - 138 Gain on sale of land (5,628) (654) (6,659) (3,623) Provision for impairment to land - - 542 - Hedge ineffectiveness - (2) - (14) Early extinguishment of debt - 46 11,172 12,449 Merger related costs - 5,131 - 80,715 Hurricane losses - 744 - 2,596 Straight line rent, net (3,653) (4,559) (17,390) (18,328) Above/below market rent amortization, net (7,449) (4,687) (34,208) (24,338) Operating EBITDAre $ 195,706 191,320$ 788,159 717,007 (1) Includes pro-rata share of unconsolidated co-investment partnerships 10

Summary of Consolidated Debt
December 31, 2018 and 2017
(in thousands)

Total Debt Outstanding:		12/31/2018	12/31/17
Notes Payable:			
Fixed rate mortgage loans	$	493,263	610,049
Variable-rate mortgage loans		37,893	36,010
Fixed rate unsecured public debt		2,286,357	2,138,156
Fixed rate unsecured private debt		188,965	187,500
Unsecured credit facilities:			
Revolving line of credit		145,000	60,000
Term Loans		563,734	563,262
Total	$	3,715,212	3,594,977

Schedule of Maturities by Year:		Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities [1]	Total	Weighted Average Contractual Interest Rate on Maturities
2019	$	9,518	13,216	-	22,734	6.3%
2020		11,287	78,580	300,000	389,867	3.6%
2021		11,599	77,060	250,000	338,659	4.7%
2022		11,798	5,848	710,000	727,646	3.0%
2023		10,043	59,375	-	69,418	3.3%
2024		5,301	88,542	250,000	343,843	3.7%
2025		4,207	-	250,000	254,207	3.9%
2026		4,420	88,000	200,000	292,420	3.8%
2027		4,312	32,915	525,000	562,227	3.6%
2028		3,350	170	300,000	303,520	4.1%
>10 years		5,423	218	425,000	430,641	4.2%
Unamortized debt premium/(discount), net of issuance costs		-	5,974	(25,944)	(19,970)	
	$	81,258	449,898	3,184,056	3,715,212	3.9%

Percentage of Total Debt:	12/31/2018	12/31/17
Fixed	95.1%	97.3%
Variable	4.9%	2.7%
Current Weighted Average Contractual Interest Rates:[2]		
Fixed	3.8%	4.0%
Variable	3.4%	2.1%
Combined	3.9%	4.0%
Current Weighted Average Effective Interest Rate:[3]		
Combined	4.1%	4.2%
Average Years to Maturity:		
Fixed	8.2	8.6
Variable	3.1	2.2

[1] Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
[2] Interest rates are calculated as of the quarter end.
[3] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Regency Centers.
Supplemental Information 11

Summary of Consolidated Debt

As of December 31, 2018 and 2017

(in thousands)

Lender	Collateral	Contractual Rate	Effective Rate [(1)]	Maturity	12/31/2018	12/31/17
Secured Debt - Fixed Rate Mortgage Loans						
Peoples United Bank	The Village Center	6.3%		06/01/19	$ 13,434	13,930
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,148	4,389
New York Life Insurance Company	Scripps Ranch Marketplace	3.8%		11/10/20	27,000	27,000
Wells Fargo	University Commons	5.5%		01/10/21	36,425	36,994
Jefferson Pilot	BridgeMill	7.9%		05/05/21	5,109	5,596
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	8,742	9,383
Wells Fargo	Hewlett I	4.4%		01/06/23	9,559	-
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	5,694	6,769
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,651	2,897
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	14,455	16,685
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	85,000
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	37,500
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	7,570	8,149
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	7,699	8,283
CIGNA	Copps Hill Plaza	6.1%		01/01/29	13,293	14,224
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	225	234
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	9,864	10,198
TIAA-CREF	Westchase	5.5%		07/10/18	-	6,286
Allianz Life Insurance Company	Sheridan Plaza	6.3%		10/10/18	-	55,872
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%		12/01/18	-	15,844
Guardian Life Insurance Company	El Cerrito Plaza	6.4%		12/01/18	-	36,436
Unamortized premiums on assumed debt of acquired properties, net of issuance costs					6,140	9,625
Total Fixed Rate Mortgage Loans		4.6%	4.2%		$ 493,263	610,049
Unsecured Debt						
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%		04/15/21	$ 250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%		11/15/22	300,000	300,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%		06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%		11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%		05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%		08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%		02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.1%		03/15/28	300,000	-
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%		02/01/47	425,000	425,000
Term Loan	Fixed-rate unsecured	2.8% [(2)]		12/02/20	300,000	300,000
Term Loan	Fixed-rate unsecured	2.0% [(3)]		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875% [(4)]		03/23/22	145,000	60,000
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%		06/15/20	-	150,000
Unamortized debt discount and issuance costs					(25,944)	(26,082)
Total Unsecured Debt, Net of Discounts		3.7%	4.0%		$ 3,184,056	2,948,918
Variable Rate Mortgage Loans						
PNC Bank	Market at Springwoods Village	LIBOR + 1.50%		03/28/21	$ 10,309	8,569
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%		12/21/21	27,750	27,750
Unamortized debt discount and issuance costs					(166)	(309)
Total Variable Rate Mortgage Loans		3.4%	3.9%		$ 37,893	36,010
Total		3.9%	4.1%		$ 3,715,212	3,594,977

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2) The interest rate on the underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300 million balance at 2.774% through maturity.
(3) The interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265 million balance at 2.00% through maturity.
(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 bilion line of credit. Maturity is subject to two additional six-month periods at the Company's option.

Regency Centers.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2018

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate		Balance
	10/07/10	04/15/21	4.800%	$	250,000
	10/25/12	11/15/22	3.750%	$	300,000
	05/16/14	06/15/24	3.750%	$	250,000
	08/17/15	11/01/25	3.900%	$	250,000
	01/17/17	02/01/27	3.600%	$	525,000
	03/09/18	03/15/28	4.125%	$	300,000
	01/17/17	02/01/47	4.400%	$	425,000

Unsecured Public Debt Covenants:	Required	9/30/18	6/30/18	3/31/18	12/31/17
Fair Market Value Calculation Method Covenants[(1)(2)]					
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	28%	29%	29%	28%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	4%	5%	5%	5%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.1x	5.0x	4.7x	5.1x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	372%	363%	361%	384%

Ratios:	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17
Consolidated Only					
Net debt to total market capitalization	27.2%	25.1%	26.4%	27.2%	23.0%
Net debt to real estate assets, before depreciation	32.2%	32.2%	33.0%	32.9%	31.4%
Net debt to total assets, before depreciation	29.5%	29.4%	30.1%	29.9%	28.5%
Net debt to Operating EBITDA*re* - TTM[(3)]	4.8x	4.8x	5.0x	5.0x	4.9x
Fixed charge coverage	4.9x	4.8x	4.8x	4.8x	4.8x
Interest coverage	5.2x	5.2x	5.2x	5.2x	5.4x
Unsecured assets to total real estate assets	87.8%	87.8%	85.7%	85.5%	85.7%
Unsecured NOI to total NOI - TTM[(3)]	89.3%	89.4%	87.0%	86.7%	87.0%
Unencumbered assets to unsecured debt	300%	301%	295%	292%	314%
Total Pro-Rata Share					
Net debt to total market capitalization	29.9%	27.7%	29.0%	29.9%	25.5%
Net debt to real estate assets, before depreciation	34.2%	34.1%	34.8%	34.7%	33.5%
Net debt to total assets, before depreciation	31.3%	31.1%	31.8%	31.6%	30.4%
Net debt to Operating EBITDA*re* - TTM[(3)]	5.3x	5.4x	5.6x	5.6x	5.4x
Fixed charge coverage	4.2x	4.1x	4.1x	4.1x	4.1x
Interest coverage	4.6x	4.6x	4.5x	4.5x	4.7x

(1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

(3) In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

Regency Centers.

Supplemental Information 13

Summary of Unconsolidated Debt

December 31, 2018 and 2017

(in thousands)

Total Debt Outstanding:		12/31/18		12/31/17
Mortgage loans payable:				
Fixed rate secured loans	$	1,487,530	$	1,493,595
Variable rate secured loans		102,482		1,499
Unsecured credit facilities variable rate		19,635		19,635
Total	$	1,609,647	$	1,514,729

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2019	$ 20,062	$ 65,939	$ -	$ 86,001	$ 22,294	7.4%
2020	17,043	326,583	-	343,626	101,841	5.5%
2021	11,048	269,942	19,635	300,625	104,375	4.5%
2022	7,811	170,702	-	178,513	68,417	4.4%
2023	2,989	171,608	-	174,597	65,096	4.8%
2024	1,295	33,690	-	34,985	14,073	3.9%
2025	966	162,000	-	162,966	49,231	3.6%
2026	1,021	101,000	-	102,021	44,750	3.8%
2027	1,078	115,000	-	116,078	23,378	3.8%
2028	929	62,450	-	63,379	22,088	4.3%
>10 Years	2,064	55,497	-	57,561	21,512	4.1%
Unamortized debt premium/(discount) and issuance costs [2]	-	(10,705)	-	(10,705)	(3,082)	
	$ 66,306	$ 1,523,706	$ 19,635	$ 1,609,647	$ 533,973	4.6%

Percentage of Total Debt:	12/31/18	12/31/17
Fixed	92.4%	98.6%
Variable	7.6%	1.4%
Current Weighted Average Contractual Interest Rates: [1]		
Fixed	4.6%	4.6%
Variable	4.6%	2.9%
Combined	4.6%	4.6%
Current Weighted Average Effective Interest Rates: [2]		
Combined	4.8%	4.7%
Average Years to Maturity:		
Fixed	4.7	5.2
Variable	1.6	2.9

[1] Interest rates are calculated as of the quarter end.

[2] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Regency Centers.

Supplemental Information 14

Property Transactions
December 31, 2018
(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA		Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)[1]
Jan-18	Ballard Blocks I	Principal (49.9%)	Seattle, WA	132	$	27,196		Trader Joe's, Ross, LA Fitness
Jan-18	The District at Metuchen	Oregon (20%)	Metuchen, NJ	66		6,766		Whole Foods
Jan-18	Hewlett Crossing I & II		Hewlett, NY	52		30,900		Petco, Duane Reade
Apr-18	Rivertowns Square		Dobbs Ferry, NY	116		68,933		Brooklyn Market, Ipic Theater
May-18	Crossroads Commons II (shops bldg)	Oregon (20%)	Boulder, CO	20		2,100		Whole Foods
Sep-18	Ridgewood Shopping Center	Oregon (20%)	Raleigh, NC	93		9,167		Whole Foods
Dec-18	Town and Country Center[2]	various (9.4%)	Los Angeles, CA	230		18,492		Whole Foods, CVS
	Total			**709**	**$**	**163,554**	**4.5%**	

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA		Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)[1]
Mar-18	Ft. Caroline		Jacksonville, FL	77	$	3,500		Winn Dixie, Planet Fitness, Citi Trends
Apr-18	Old Kings Commons		Palm Coast, FL	85		10,550		Bealls, Staples, Planet Fitness
Jun-18	Summerlin Square		Fort Myers, FL	11		2,100		--
Jun-18	Alafaya Commons		Orlando, FL	131		19,800		Academy Sports, YouFit Health Club
Jul-18	Magnolia Shoppes		Coral Springs, FL	114		23,200		Regal Cinemas
Jul-18	Indio Towne Center		Indio, CA	182		28,800		(Home Depot), (WinCo)
Aug-18	East Washington Place		Petaluma, CA	203		54,900		Sprouts, Dick's Sporting Goods, TJ Maxx, (Target)
Oct-18	Marketplace Shopping Center		Tampa, FL	90		19,200		LA Fitness
Oct-18	Culpeper Colonnade		Culpeper, VA	171		32,650		Martin's, Dick's Sporting Goods, PetSmart, Staples, (Target)
Nov-18	Crossroads Square		Pembroke Pines, FL	82		21,200		CVS, Goodwill, Party City, (Lowes)
Dec-18	Hollymead Town Center	Oregon (20%)	Charlottesville, VA	154		9,100		Harris Teeter, PetSmart
	Total			**1,300**	**$**	**225,000**	**7.8%**	

[1] Retailers in parenthesis are shadow anchors and not a part of the owned property.
[2] Subsequent to quarter end, Regency acquired an additional $17.8 million, bringing its total ownership to 18.4%.

Regency Centers.
Supplemental Information
15

Summary of Development

December 31, 2018

(in thousands)

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout [5]	Return After JV Buyout	GLA	% Leased
Properties in Development:										
Ballard Blocks II [1]	Seattle, WA	PCC Community Markets & West Marine	Q1-2018	Oct-19	$32,161	43%	6.3%	6.3%	114	79%
Carytown Exchange [2]	***Richmond, VA***	***Publix***	***Q4-2018***	***Nov-20***	***26,360***	***3%***	***7.3%***	***7.3%***	***107***	***46%***
Indigo Square	Charleston, SC	Publix Greenwise Market	Q4-2017	Apr-19	16,808	81%	8.3%	8.3%	51	95%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	Q2-2017	Sep-18	103,939	80%	6.8%	6.8%	259	78%
Midtown East [3]	Raleigh, NC	Wegmans	Q4-2017	Sep-19	22,639	67%	7.8%	7.8%	174	85%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Jan-18	16,373	88%	7.8%	7.8%	70	87%
The Village at Hunter's Lake	***Tampa, FL***	***Sprouts***	***Q4-2018***	***Apr-20***	***21,999***	***7%***	***8.3%***	***8.0%***	***72***	***68%***
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Sep-18	30,658	86%	8.3%	8.0%	167	91%
Total Properties in Development	**8**				**$270,936**	**62%**	**7.3%**	**7.2%** [6]	**1,014**	**79%**

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout [5]	Return After JV Buyout	GLA	% Leased
Development Completions:										
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	Mar-18	$70,105	94%	6.8%	6.8%	218	97%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	40,791	98%	7.3%	7.3%	177	96%
Market at Springwoods Village [4]	Houston, TX	Kroger	Q1-2016	May-17	13,448	95%	9.8%	9.8%	167	94%
The Field at Commonwealth	Metro DC	Wegmans	Q1-2017	Jun-18	43,378	92%	7.8%	7.8%	167	96%
Total Development Completions	**4**				**$167,722**	**95%**	**7.4%**	**7.4%** [6]	**729**	**96%**

NOI from Properties in Development (Current Quarter)	$992
NOI adjustment for Development Completions not yet stabilized (Current Quarter)	$0

Notes:
New starts for the quarter are in bold and italicized.
See Page 30 for additional disclosures regarding undeveloped land included on the balance sheet in real estate assets.

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 67% controlling interest.
(3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(4) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 53% controlling interest. Anchor rent commencement date is May-2017. Anchor opening date is Nov-2017. Property is 95.5% leased as of Jan-19.
(5) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(6) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.5% for Projects in Development and 6.8% for Development Completions.

Regency Centers.
Supplemental Information
16

Summary of Redevelopment

December 31, 2018
(in thousands)

Property Name	Market	Description	Target Completion Year [1]	Incremental Costs [2]	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):						
Bloomingdale Square	Tampa, FL	Reconfiguration of the former Walmart space for the relocation and expansion of Publix and HOME centric; backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining center.	2020	$19,904	6%	9% - 10%
Market Common Clarendon	***Metro DC***	***Reconfiguration of vacant office building into a 130K SF modern, mixed-use building anchored by a luxury fitness club user; office building will offer a modern 3rd and 4th floor office space, in addition to retail on ground floor.***	***2021***	***53,656***	***6%***	***8% - 9%***
Pablo Plaza Ph II	***Jacksonville, FL***	***Reconfiguration of Office Depot box for Whole Foods; Office Depot relocation; acquire and lease back restaurant pad; acquire convenience store parcel to renovate/rebuild to release; façade renovations and site enhancements to center.***	***2020***	***14,583***	***21%***	***6% - 7%***
Point 50	***Metro DC***	***Demolish existing center and construct 30K SF Whole Foods, and 18K SF of shop space.***	***2020***	***17,177***	***4%***	***7% - 8%***
Various Properties	7	Redevelopments located in various markets with project costs <$5M		13,661	48%	7% - 10%
Total Properties in Redevelopment	**11**			**$118,982**	**12%**	**7% - 9%**

Property Name	Market	Description	Target Completion Year [1]	Incremental Costs [2]	% of Costs Incurred	Incremental Yield
Redevelopment Completions (>$5M):						
Countryside Shops	Miami, FL	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	21,187	93%	6% - 7%
Paces Ferry Plaza	Atlanta, GA	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	15,820	90%	8% - 9%
Point Royale Shopping Center	Miami, FL	Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Panera Bread; façade enhancements to remaining center.	2018	10,377	95%	7% - 8%
Serramonte Shopping Center	San Francisco, CA	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$116,200	91%	6% - 7%
Various Properties	8	Redevelopments located in various markets with project costs <$5M		20,768	94%	7% - 10%
Total Redevelopment Completions	**12**			**$184,352**	**92%**	**6% - 8%**

Notes:
New starts for the quarter are in bold and italicized.

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Regency Centers.

Supplemental Information

17

Unconsolidated Investments December 31, 2018 (in thousands) Regency Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 12/31/2018 Pick-up State of Oregon (JV-C, JV-C2) 20 2,219 $ 518,928 $ 236,842 20.00%$ 47,368 $ 51,735 $ 5,984 (JV-CCV) 1 558 98,633 59,808 30.00% 17,942 11,169 943 21 2,777 617,561 296,650 GRI (JV-GRI) 70 9,060 1,646,448 913,830 40.00% 365,532 189,381 29,614 CalSTRS (JV-RC) 7 722 139,844 11,234 25.00% 2,809 31,235 1,542 NYSCRF (JV-NYC) 6 1,152 277,626 132,979 30.00% 39,894 54,250 490 USAA (1) (JV-USA) 7 683 89,524 103,888 20.01% 20,786 (3,513) 937 Publix (JV-O) 2 211 27,011 - 50.00% - 13,198 1,510 Individual Investors (JV-O) 7 1,017 429,817 151,066 9.38% - 50.00% 39,642 112,033 1,954 120 15,622$ 3,227,831 $ 1,609,647 $ 533,973 $ 459,488 $ 42,974 (1) The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets. 18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
December 31, 2018
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
4th Quarter 2018	379	1,968	$ 23.36	9.3%	6.2	$ 4.87
3rd Quarter 2018	395	1,924	21.98	10.1%	6.3	4.21
2nd Quarter 2018	440	1,423	25.55	5.0%	5.6	6.20
1st Quarter 2018	300	956	24.85	8.4%	4.7	3.37
Total - 12 months	1,514	6,271	$ 23.66	8.3%	5.8	$ 4.72

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
4th Quarter 2018	86	399	$ 21.89	22.5%	9.8	$ 24.45
3rd Quarter 2018	88	302	24.29	35.2%	10.6	24.51
2nd Quarter 2018	95	276	26.11	6.9%	8.1	32.10
1st Quarter 2018	77	201	26.23	15.5%	6.2	16.85
Total - 12 months	346	1,178	$ 24.31	20.3%	9.1	$ 24.85

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
4th Quarter 2018	293	1,569	$ 23.65	7.2%	5.5	$ 1.00
3rd Quarter 2018	307	1,622	21.55	5.9%	5.5	0.39
2nd Quarter 2018	345	1,146	25.44	4.7%	5.1	1.06
1st Quarter 2018	223	756	24.55	6.8%	4.3	0.43
Total - 12 months	1,168	5,093	$ 23.53	6.1%	5.2	$ 0.73

Leasing Statistics - Comparable and Non-comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
4th Quarter 2018	426	2,258	$ 23.30	6.4	$ 7.24
3rd Quarter 2018	445	2,336	19.53	6.8	4.98
2nd Quarter 2018	511	1,659	26.38	5.5	7.93
1st Quarter 2018	339	1,070	25.10	4.8	5.13
Total - 12 months	1,721	7,323	$ 23.03	6.1	$ 6.33

Notes:

- *All amounts reported at execution.*
- *Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.*
- *Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.*
- *Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.*
- *Excludes Non-Retail Properties*

Regency Centers.
Supplemental Information 19

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2018

(in thousands)

Largest CBSAs by Population[1]	Number of Properties	GLA	% Leased[2]	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,735	97.6%	$ 64,960	$ 38.36	3.8%	4.0%	7.1%
Los Angeles-Long Beach-Anaheim	25	2,382	98.3%	63,701	27.19	5.9%	5.5%	7.0%
Chicago-Naperville-Elgin	11	1,597	93.3%	27,899	18.71	2.6%	3.7%	3.1%
Dallas-Fort Worth-Arlington	12	775	97.4%	16,886	22.37	2.8%	1.8%	1.9%
Houston-The Woodlands-Sugar Land	13	1,590	97.0%	29,169	18.90	3.1%	3.7%	3.2%
Washington-Arlington-Alexandria	32	2,421	89.7%	57,310	26.40	7.5%	5.6%	6.3%
Philadelphia-Camden-Wilmington	8	694	95.7%	14,995	22.58	1.9%	1.6%	1.6%
Miami-Fort Lauderdale-West Palm Beach	46	5,492	94.3%	104,109	20.11	10.8%	12.7%	11.4%
Atlanta-Sandy Springs-Roswell	22	2,065	95.4%	42,314	21.47	5.2%	4.8%	4.6%
Boston-Cambridge-Newton	10	931	98.9%	23,143	25.14	2.4%	2.1%	2.5%
San Francisco-Oakland-Hayward	22	3,788	95.2%	104,333	28.93	5.2%	8.7%	11.5%
Phoenix-Mesa-Scottsdale	-		-	-	-	-	-	-
Detroit-Warren-Dearborn	-		-	-	-	-	-	-
Riverside-San Bernardino-Ontario	2	137	84.8%	3,188	27.50	0.5%	0.3%	0.3%
Minneapolis-St. Paul-Bloomington	5	205	99.2%	3,338	16.44	1.2%	0.5%	0.4%
Seattle-Tacoma-Bellevue	14	1,124	98.0%	28,488	25.88	3.3%	2.6%	3.1%
San Diego-Carlsbad	11	1,536	97.8%	44,025	29.32	2.6%	3.5%	4.8%
Tampa-St. Petersburg-Clearwater	9	1,279	94.9%	21,343	17.59	2.1%	3.0%	2.3%
Baltimore-Columbia-Towson	5	353	96.3%	8,034	23.60	1.2%	0.8%	0.9%
Denver-Aurora-Lakewood	12	987	95.1%	14,466	15.42	2.8%	2.3%	1.6%
St. Louis	4	408	100.0%	4,375	10.71	0.9%	0.9%	0.5%
Orlando-Kissimmee-Sanford	8	809	95.7%	13,549	17.49	1.9%	1.9%	1.5%
Pittsburgh	-	0	--	-	-	-	-	-
Charlotte-Concord-Gastonia	5	300	94.6%	6,501	22.93	1.2%	0.7%	0.7%
Sacramento--Roseville--Arden-Arcade	4	318	97.6%	6,969	22.47	0.9%	0.7%	0.8%
Top 25 CBSAs by Population	**296**	**30,928**	**95.5%**	**$ 703,095**	**$ 22.45**	**69.6%**	**71.3%**	**77.2%**
CBSAs Ranked 26 - 50 by Population	63	6,536	96.3%	103,787	16.41	14.8%	15.1%	11.4%
CBSAs Ranked 51 - 75 by Population	22	2,234	96.6%	50,335	23.17	5.2%	5.2%	5.5%
CBSAs Ranked 76 - 100 by Population	14	926	97.8%	15,622	17.18	3.3%	2.1%	1.7%
Other CBSAs	30	2,740	93.9%	38,068	14.78	7.1%	6.3%	4.2%
Total All Properties	**425**	**43,365**	**95.6%**	**$ 910,907**	**$ 21.90**	**100.0%**	**100.0%**	**100.0%**

(1) 2017 Population Data Source: Synergos Technologies, Inc.

(2) Includes Properties in Development and leases that are executed but have not commenced.

Regency Centers.

Supplemental Information

20

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2018
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,839	6.5%	$ 29,341	3.2%	70	13
Kroger Co.[(1)]	2,855	6.6%	27,632	3.0%	56	15
Albertsons Companies, Inc.[(2)]	1,833	4.2%	25,871	2.8%	47	19
Whole Foods	1,053	2.4%	21,845	2.4%	32	10
TJX Companies, Inc.[(3)]	1,282	3.0%	21,277	2.3%	59	19
CVS	662	1.5%	14,222	1.6%	57	20
Ahold/Delhaize[(4)]	563	1.3%	13,202	1.4%	16	9
Bed Bath & Beyond Inc.[(5)]	594	1.4%	9,956	1.1%	22	-
Nordstrom[(6)]	320	0.7%	8,755	1.0%	9	-
Ross Dress For Less	551	1.3%	8,548	0.9%	25	9
PETCO Animal Supplies, Inc[(7)]	352	0.8%	8,443	0.9%	43	13
L.A. Fitness Sports Club	423	1.0%	8,389	0.9%	12	4
Trader Joe's	258	0.6%	8,039	0.9%	26	7
JAB Holding Company[(8)]	181	0.4%	6,733	0.7%	62	16
Starbucks	140	0.3%	6,697	0.7%	101	33
Wells Fargo Bank	132	0.3%	6,620	0.7%	52	20
Gap, Inc[(9)]	196	0.5%	6,592	0.7%	15	2
Walgreens	288	0.7%	6,412	0.7%	27	10
Target	570	1.3%	6,365	0.7%	6	2
Bank of America	119	0.3%	6,167	0.7%	40	16
JPMorgan Chase Bank	108	0.2%	5,940	0.7%	34	7
H.E. Butt Grocery Company[(10)]	344	0.8%	5,844	0.6%	5	-
Kohl's	612	1.4%	5,645	0.6%	8	2
Dick's Sporting Goods, Inc.[(11)]	340	0.8%	5,388	0.6%	7	2
Ulta	169	0.4%	5,049	0.6%	19	3
Top 25 Tenants	**16,784**	**38.7%**	**$ 278,972**	**30.4%**	**850**	**251**

(1) Kroger 21 / King Soopers 12 / Harris Teeter 9 / Ralphs 9 / Mariano's Fresh Market 3 / Quality Food Centers 2

(2) Safeway 22 / VONS 7 / Albertson's 4 / Acme Markets 3 / Shaw's 3 / Tom Thumb 3 / Randalls Food & Drug 2 / Star Market 2 / Jewel 1

(3) TJ Maxx 26 / Homegoods 18 / Marshalls 13 / Sierra Trading Post 1 / Homesense 1

(4) Giant 11 / Stop & Shop 4 / Food Lion 1

(5) Bed Bath & Beyond 15 / Cost Plus World Market 5 / Buy Buy Baby 1 / Harmon Face Values 1

(6) Nordstrom Rack 9

(7) Petco 35 / Unleashed by Petco 8

(8) Panera 35 / Einstein Bros Bagels 14 / Peet's' Coffee & Tea 10 / Krispy Kreme 3

(9) Old Navy 10 / The Gap 3 / Athleta 1 / GAP BR Factory 1

(10) H.E.B. 4 / Central Market 1

(11) Dick's Sporting Goods 6 / Golf Galaxy 1

Regency Centers.
Supplemental Information 21

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

December 31, 2018
(GLA in thousands)

Anchor Tenants[1]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	71	0.2%	0.1%	$	13.98
2019	1,605	4.0%	2.1%		11.58
2020	2,662	6.6%	4.0%		13.23
2021	2,982	7.3%	4.2%		12.58
2022	3,370	8.3%	5.6%		14.81
2023	2,568	6.3%	4.7%		16.26
2024	2,491	6.1%	4.8%		17.00
2025	1,059	2.6%	2.2%		18.02
2026	1,307	3.2%	2.7%		18.56
2027	1,361	3.4%	2.6%		16.73
2028	1,567	3.9%	2.9%		16.51
10 Year Total	21,043	51.8%	35.9%	$	15.13
Thereafter	5,234	12.9%	9.5%		16.07
	26,277	**64.7%**	**45.4%**	**$**	**15.31**

Shop Tenants[2]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	250	0.6%	0.9%	$	30.36
2019	1,541	3.8%	5.3%		30.48
2020	2,153	5.3%	7.7%		31.67
2021	2,120	5.2%	7.7%		32.30
2022	2,165	5.3%	8.1%		33.28
2023	1,888	4.6%	7.3%		34.13
2024	1,082	2.7%	4.1%		33.67
2025	829	2.0%	3.5%		36.98
2026	665	1.6%	2.7%		36.43
2027	531	1.3%	2.3%		37.66
2028	615	1.5%	2.8%		40.41
10 Year Total	13,839	34.1%	52.3%	$	33.52
Thereafter	504	1.2%	2.3%		40.11
	14,343	**35.3%**	**54.6%**	**$**	**33.75**

All Tenants

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	321	0.8%	1.0%	$	26.72
2019	3,146	7.7%	7.4%		20.84
2020	4,815	11.9%	11.7%		21.47
2021	5,102	12.6%	12.0%		20.77
2022	5,535	13.6%	13.8%		22.04
2023	4,456	11.0%	12.0%		23.83
2024	3,573	8.8%	8.9%		22.05
2025	1,888	4.6%	5.6%		26.35
2026	1,972	4.9%	5.5%		24.59
2027	1,892	4.7%	4.8%		22.60
2028	2,182	5.4%	5.7%		23.25
10 Year Total	34,882	85.9%	88.2%	$	22.42
Thereafter	5,738	14.1%	11.8%		18.18
	40,620	**100.0%**	**100.0%**	**$**	**21.82**

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.

(2) Shop tenants represent any tenant occupying less than 10,000 square feet.

(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

(4) Month to month lease or in process of renewal.

Regency Centers.

Supplemental Information 22

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	100.0%		-	-	—	$12.98
45 Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	100.0%		-	68	Ralphs, Jimbo's...Naturally!	$33.67
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons, (Target)	$29.75
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%		-	42	Von's Food & Drug, Kohl's	$25.83
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	95.7%		-	32	Mollie Stone's Market	$25.02
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	96.7%		-	34	Safeway	$26.77
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	99.2%		-	25	Sprout's Markets, Target, 24 Hour Fitness	$19.24
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%		-	-	—	$27.67
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	91.5%		-	14	Grocery Outlet, Orchard Supply Hardware	$22.29
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%		-	66	Safeway, Orchard Supply & Hardware	$17.48
Costa Verde Center			CA	San Diego-Carlsbad	179	179	89.5%		-	40	Bristol Farms	$34.68
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	95.7%		-	37	Ralphs, Best Buy, LA Fitness	$31.59
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	100.0%		53	53	(Safeway)	$40.11
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	97.7%		-	42	Bristol Farms, Trader Joe's	$37.41
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	97.0%		67	78	(Lucky's), Trader Joe's	$29.83
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	97.0%		-	42	Von's Food & Drug	$18.53
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	100.0%		-	38	Whole Foods	$31.43
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%		-	35	Smart & Final	$28.66
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%		-	55	Safeway	$20.90
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.6%		-	44	Stater Bros.	$26.79
Friars Mission Center			CA	San Diego-Carlsbad	147	147	99.1%		-	55	Ralphs	$35.09
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212	-	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	95.7%		-	38	Gelson's Markets	$27.98
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	97.5%		-	-	Lowe's	$7.58
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	98.8%		-	24	Sprout's Markets	$23.88
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%		-	52	Ralphs	$25.43
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%		-	44	Ralphs	$37.39
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	48.9%		-	-	—	$16.07
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons)	$28.54
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%		-	26	Whole Foods	$36.21
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	97.7%		-	43	Safeway	$19.98
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	95.7%		-	43	Stater Bros.	$23.12
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	100.0%		-	44	Albertsons	$14.55
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%		-	58	Albertsons	$26.17
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	96.3%		-	40	Safeway	$22.67
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	98.8%		-	44	Gelson's Markets	$20.83
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.6%		-	-	Central Parking System	$83.75
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%		-	40	Whole Foods, Nordstrom Rack	$35.03
Plaza Escuela			CA	San Francisco-Oakland-Hayward	155	155	98.8%		-	-	—	$44.89
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	92.8%		-	37	Von's Food & Drug	$26.11
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	227	91	100.0%		-	-	Target, Burlington	$22.77
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	76.8%		-	-	JCPenney	$11.08
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	98.8%		-	50	Von's Food & Drug	$22.70
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	83.5%		-	60	Safeway	$33.82
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	91.2%		-	10	Trader Joe's	$34.56
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%		-	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%		-	35	Ralphs	$18.33
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	94.6%		-	40	Smart & Final	$22.23
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%		-	37	Superior Super Warehouse	$21.04
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%		-	-	TJ Maxx, Best Buy	$35.23
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	100.0%		-	57	Vons	$30.49
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	100.0%		38	38	(Safeway)	$36.54
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	95.7%		-	48	Von's Food & Drug	$25.62
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway)	$40.70
Serramonte Center			CA	San Francisco-Oakland-Hayward	1,076	1,076	97.4%		-	-	Macy's, Target, Dick's Sporting Goods, JCPenney, Dave & Buster's, Nordstrom Rack	$24.74
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	-	(Orchard Supply Hardware)	$23.10
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%		-	32	Nob Hill	$17.77
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		-	53	Safeway	$19.20
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%		-	30	Wal-Mart, Orchard Supply Hardware	$20.31
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%		-	46	Ralphs	$22.43
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	99.3%		-	56	Safeway	$24.29
The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	95.2%		-	52	Ralphs, Trader Joe's	$38.78
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.7%		-	35	Safeway	$24.80
Town and Country Center	O	9%	CA	Los Angeles-Long Beach-Anaheim	230	22	40.0%		-	41	Whole Foods	$38.88
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%		-	44	Stater Bros.	$31.57
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	98.2%		-	41	Ralphs	$20.16
Twin Peaks			CA	San Diego-Carlsbad	208	208	100.0%		-	45	Target, Atlas International Market	$20.84
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%		-	35	Whole Foods, Kohl's	$26.63
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%		-	37	Whole Foods	$33.89
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%		-	45	Von's, Ross Dress for Less	$21.87
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		-	34	Safeway	$18.13

Regency Centers.

Supplemental Information

23

Portfolio Summary Report By State

December 31, 2018
(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	97.4%		-	72	Von's Food & Drug and Sprouts	$45.50
Willows Shopping Center			CA	San Francisco-Oakland-Hayward	249	249	88.9%		-	-	--	$29.53
Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%		-	78	El Super	$15.90
Woodside Central			CA	San Francisco-Oakland-Hayward	81	81	98.5%		113	-	(Target)	$25.08
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Hayward	110	44	100.0%		-	-	Sports Basement	$37.44
			CA		**11,184**	**9,216**	**96.0%**	**96.7%**	**780**	**2,705**		
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	353	141	90.9%		-	71	King Soopers, Hobby Lobby	$13.27
Alcove On Arapahoe (fka Arapahoe Village)	GRI	40%	CO	Boulder	159	64	95.0%		-	44	Safeway	$18.53
Belleview Square			CO	Denver-Aurora-Lakewood	117	117	100.0%		-	65	King Soopers	$20.06
Boulevard Center			CO	Denver-Aurora-Lakewood	79	79	74.2%		53	53	(Safeway)	$30.47
Buckley Square			CO	Denver-Aurora-Lakewood	116	116	96.4%		-	62	King Soopers	$11.40
Centerplace of Greeley III Phase I			CO	Greeley	119	119	100.0%		-	-	Hobby Lobby	$12.07
Cherrywood Square	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	96.3%		-	72	King Soopers	$10.24
Crossroads Commons	C	20%	CO	Boulder	143	29	98.7%		-	66	Whole Foods	$27.55
Crossroads Commons II	C	20%	CO	Boulder	20	4	47.0%		-	-	(Whole Foods, Barnes & Noble)	$29.24
Falcon Marketplace			CO	Colorado Springs	22	22	93.8%		184	50	(Wal-Mart)	$23.01
Hilltop Village			CO	Denver-Aurora-Lakewood	100	100	100.0%		-	66	King Soopers	$11.23
Kent Place	M	50%	CO	Denver-Aurora-Lakewood	48	48	100.0%		-	30	King Soopers	$20.76
Littleton Square			CO	Denver-Aurora-Lakewood	99	99	95.4%		-	78	King Soopers	$10.36
Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	98.3%		-	61	King Soopers	$12.06
Marketplace at Briargate			CO	Colorado Springs	29	29	90.0%		66	66	(King Soopers)	$32.24
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		-	70	King Soopers	$12.10
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	97.0%		-	55	King Soopers	$11.48
Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	92.5%		100	100	(King Soopers)	$28.91
Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%		-	70	King Soopers	$13.32
Woodmen Plaza			CO	Colorado Springs	116	116	94.4%		-	70	King Soopers	$13.21
			CO		**2,000**	**1,455**	**95.5%**	**95.5%**	**403**	**1,149**		
22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%		-	-	--	$60.00
91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	100.0%		-	-	--	$27.45
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	97.8%		-	-	--	$29.14
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	88.3%		-	-	--	$47.76
Brookside Plaza			CT	Hartford-West Hartford-East Hartford	217	217	91.4%		-	60	ShopRite	$14.57
Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	100.0%		-	12	Trader Joe's	$49.45
Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	185	185	100.0%		-	59	Stop & Shop, Kohl's	$14.19
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	80.1%		-	10	Trader Joe's, Best Buy, The Tile Shop	$34.53
Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	100.0%		-	12	Trader Joe's	$23.99
Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%		-	-	Kohl's	$18.96
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	94	94	89.6%		-	-	--	$34.74
Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%		-	11	Trader Joe's	$53.92
Southbury Green			CT	New Haven-Milford	156	156	96.4%		-	60	ShopRite	$22.66
The Village Center			CT	Bridgeport-Stamford-Norwalk	90	90	84.5%		-	22	The Fresh Market	$40.72
Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%		-	112	Wal-Mart	$0.56
			CT		**1,639**	**1,528**	**94.8%**	**94.8%**	**-**	**358**		
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	85.8%		-	12	Trader Joe's	$41.19
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	82.4%		-	-	--	$113.49
			DC		**40**	**12**	**84.0%**	**84.0%**	**-**	**12**		
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	95.6%		-	49	Acme Markets, K-Mart	$14.88
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	90.1%		-	-	--	$23.78
			DE		**296**	**257**	**95.1%**	**95.1%**	**-**	**49**		
Alafaya Village			FL	Orlando-Kissimmee-Sanford	38	38	93.9%		58	58	(Lucky's)	$21.93
Anastasia Plaza			FL	Jacksonville	102	102	95.9%		-	49	Publix	$13.67
Atlantic Village			FL	Jacksonville	105	105	92.5%		-	-	LA Fitness	$16.88
Aventura Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	97	97	98.9%		-	49	Publix	$36.74
Aventura Square			FL	Miami-Fort Lauderdale-West Palm Beach	144	144	79.3%		-	-	Bed, Bath & Beyond	$37.88
Banco Popular Building			FL	Miami-Fort Lauderdale-West Palm Beach	33	33	33.4%		-	-	--	$25.74
Berkshire Commons			FL	Naples-Immokalee-Marco Island	110	110	97.5%		-	66	Publix	$14.29
Bird 107 Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	40	40	100.0%		-	-	--	$20.25
Bird Ludlum			FL	Miami-Fort Lauderdale-West Palm Beach	192	192	98.5%		-	44	Winn-Dixie	$23.22
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	254	254	90.8%		-	48	Publix, Bealls	$15.34
Bluffs Square Shoppes			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	96.3%		-	40	Publix	$14.33
Boca Village Square			FL	Miami-Fort Lauderdale-West Palm Beach	92	92	97.6%		-	36	Publix Greenwise	$22.19
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	94.9%		-	46	Publix	$16.62
Boynton Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	105	105	94.4%		-	54	Publix	$21.59
Brooklyn Station on Riverside			FL	Jacksonville	50	50	100.0%		-	20	The Fresh Market	$26.21
Caligo Crossing			FL	Miami-Fort Lauderdale-West Palm Beach	11	11	35.0%		98	-	(Kohl's)	$54.73
Carriage Gate			FL	Tallahassee	73	73	100.0%		-	13	Trader Joe's	$22.60
Cashmere Corners			FL	Port St. Lucie	86	86	83.7%		-	44	Wal-Mart	$13.65
Charlotte Square			FL	Punta Gorda	91	91	78.3%		-	44	Wal-Mart	$10.38
Chasewood Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	151	151	99.0%		-	54	Publix	$25.60
Concord Shopping Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	309	309	95.4%		-	78	Winn-Dixie, Home Depot	$12.22
Coral Reef Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	75	75	98.8%		-	25	Aldi	$31.12
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	95.3%		-	51	Publix	$13.84
Country Walk Plaza	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	101	30	91.0%		-	40	Publix	$19.85
Countryside Shops			FL	Miami-Fort Lauderdale-West Palm Beach	193	193	93.2%		-	46	Publix, Stein Mart	$18.65

Regency Centers.

Supplemental Information

24

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
					GLA	GLA	% Leased	% Leased - Retail Operating Properties				
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Fleming Island			FL	Jacksonville	132	132	97.5%		130	48	Publix, (Target)	$15.96
Fountain Square			FL	Miami-Fort Lauderdale-West Palm Beach	177	177	96.4%		140	46	Publix, (Target)	$25.80
Garden Square			FL	Miami-Fort Lauderdale-West Palm Beach	90	90	100.0%		-	42	Publix	$18.01
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%		-	-	Best Buy	$21.93
Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		-	54	Publix	$16.26
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-West Palm Beach	133	133	92.0%		-	50	Publix	$15.32
Hammocks Town Center			FL	Miami-Fort Lauderdale-West Palm Beach	184	184	98.7%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$17.22
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		-	39	Publix	$15.95
Homestead McDonald's			FL	Miami-Fort Lauderdale-West Palm Beach	4	4	100.0%		-	-	—	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		-	45	Publix	$15.35
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		-	51	Publix	$16.19
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%		-	-	LA Fitness	$23.34
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	93.7%		-	25	Academy Sports, Hobby Lobby, LA Fitness	$15.65
Lantana Outparcels			FL	Miami-Fort Lauderdale-West Palm Beach	17	17	100.0%		-	-	—	$18.28
Mandarin Landing			FL	Jacksonville	140	140	90.0%		-	50	Whole Foods	$18.06
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%		-	46	Publix	$17.40
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	91.8%		-	51	Publix	$16.42
Newberry Square			FL	Gainesville	181	181	91.5%		-	40	Publix, K-Mart	$7.70
Nocatee Town Center			FL	Jacksonville	107	107	100.0%		-	54	Publix	$19.77
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		-	48	Publix	$15.02
Oakleaf Commons			FL	Jacksonville	74	74	98.1%		-	46	Publix	$14.96
Ocala Corners			FL	Tallahassee	87	87	98.6%		-	61	Publix	$14.90
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		-	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.97
Pablo Plaza			FL	Jacksonville	158	158	100.0%		-	34	Whole Foods	$16.63
Pavilion			FL	Naples-Immokalee-Marco Island	168	168	90.2%		-	-	LA Fitness	$21.23
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%		-	61	Publix	$15.27
Pine Island			FL	Miami-Fort Lauderdale-West Palm Beach	255	255	96.9%		-	40	Publix, Burlington Coat Factory	$14.58
Pine Ridge Square			FL	Miami-Fort Lauderdale-West Palm Beach	118	118	97.0%		-	17	The Fresh Market	$17.86
Pine Tree Plaza			FL	Jacksonville	63	63	90.4%		-	38	Publix	$14.07
Pinecrest Place			FL	Miami-Fort Lauderdale-West Palm Beach	70	70	87.3%		173	46	Whole Foods, (Target)	$38.79
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	202	40	99.5%		-	51	Publix	$26.29
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	202	202	98.2%		-	45	Winn-Dixie, Burlington Coat Factory	$15.28
Prosperity Centre			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	93.5%		-	-	Bed, Bath & Beyond	$21.54
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	97.5%		66	-	AMC Theater, (Best Buy), (Macdill)	$18.48
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%		-	40	Publix	$11.25
Salerno Village			FL	Port St. Lucie	5	5	100.0%		-	-	—	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-West Palm Beach	107	107	91.5%		-	36	Publix	$12.51
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	98.4%		-	54	Publix	$22.85
Sheridan Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	506	506	94.1%		-	66	Publix, Kohl's, LA Fitness	$18.21
Shoppes @ 104			FL	Miami-Fort Lauderdale-West Palm Beach	112	112	100.0%		-	46	Winn-Dixie	$18.93
Shoppes at Bartram Park	O	50%	FL	Jacksonville	134	67	99.0%		97	45	Publix, (Kohl's)	$20.26
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-West Palm Beach	83	83	95.8%		-	42	Publix	$15.51
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	100.0%		-	46	Publix	$21.11
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-West Palm Beach	27	27	100.0%		54	54	(Publix)	$24.61
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-West Palm Beach	200	200	98.2%		-	44	Publix, Stein Mart	$16.69
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-West Palm Beach	127	127	92.6%		-	48	Publix	$19.06
Shoppes of Sunset			FL	Miami-Fort Lauderdale-West Palm Beach	22	22	77.7%		-	-	—	$25.95
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-West Palm Beach	28	28	67.6%		-	-	—	$22.92
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		-	-	—	$23.11
Shops at Skylake			FL	Miami-Fort Lauderdale-West Palm Beach	287	287	91.4%		-	51	Publix, LA Fitness	$22.44
South Beach Regional			FL	Jacksonville	308	308	98.8%		-	13	Trader Joe's, Home Depot, Stein Mart	$14.97
South Point			FL	Sebastian-Vero Beach	65	65	95.7%		-	45	Publix	$16.80
Starke			FL	Other	13	13	100.0%		-	-	—	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	97.6%		143	-	Kohl's, (Target)	$5.29
Tamarac Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	125	125	73.8%		-	38	Publix	$12.97
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%		-	52	Publix, LA Fitness	$16.77
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	81.7%		-	-	—	$24.02
The Village at Hunter's Lake			FL	Tampa-St. Petersburg-Clearwater	72	72	0.0%		-	29	0	$21.54
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%		-	-	Ross Dress for Less	$10.54
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		-	-	—	$31.91
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.7%		-	59	Publix	$16.12
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	95.0%		-	31	Lucky's	$14.91
University Commons			FL	Miami-Fort Lauderdale-West Palm Beach	180	180	100.0%		-	51	Whole Foods, Nordstrom Rack	$31.62
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	45	13	100.0%		-	29	Publix	$27.50
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	95.7%		-	36	Publix	$20.15
Waterstone Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	61	61	100.0%		-	46	Publix	$16.69
Welleby Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	97.0%		-	47	Publix	$13.55
Wellington Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	112	112	100.0%		-	45	Publix	$25.46
West Bird Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	100	100	86.5%		-	38	Publix	$18.38
West Lake Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	101	101	95.8%		-	46	Winn-Dixie	$18.84
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		-	51	Publix	$16.73
Westport Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	47	47	100.0%		-	28	Publix	$18.93
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	100.0%		-	44	Publix	$21.07
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	65	65	94.8%		-	23	Publix	$15.12
			FL		**11,791**	**11,075**	**94.8%**	**95.2%**	**1,107**	**3,512**		

Regency Centers.

Supplemental Information

25

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Ashford Place			GA	Atlanta-Sandy Springs-Roswell	53	53	100.0%		-	-	—	$21.75
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Roswell	43	43	100.0%		-	-	—	$20.43
Briarcliff Village			GA	Atlanta-Sandy Springs-Roswell	190	190	98.4%		-	43	Publix	$16.38
Bridgemill Market			GA	Atlanta-Sandy Springs-Roswell	89	89	86.1%		-	38	Publix	$16.03
Brighten Park			GA	Atlanta-Sandy Springs-Roswell	137	137	95.7%		-	25	The Fresh Market	$25.90
Buckhead Court			GA	Atlanta-Sandy Springs-Roswell	49	49	98.2%		-	-	—	$26.44
Buckhead Station			GA	Atlanta-Sandy Springs-Roswell	234	234	100.0%		-	-	Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond	$24.12
Cambridge Square			GA	Atlanta-Sandy Springs-Roswell	71	71	100.0%		-	41	Kroger	$15.59
Chastain Square			GA	Atlanta-Sandy Springs-Roswell	92	92	98.4%		-	37	Publix	$21.83
Cornerstone Square			GA	Atlanta-Sandy Springs-Roswell	80	80	100.0%		-	18	Aldi	$17.24
Sope Creek Crossing			GA	Atlanta-Sandy Springs-Roswell	99	99	91.9%		-	45	Publix	$16.24
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Roswell	86	17	83.8%		-	44	Publix	$19.89
Dunwoody Village			GA	Atlanta-Sandy Springs-Roswell	121	121	94.3%		-	18	The Fresh Market	$19.93
Howell Mill Village			GA	Atlanta-Sandy Springs-Roswell	92	92	98.6%		-	31	Publix	$22.81
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Roswell	82	82	99.9%		-	30	365 by Whole Foods	$36.70
Piedmont Peachtree Crossing			GA	Atlanta-Sandy Springs-Roswell	152	152	84.3%		-	56	Kroger	$21.30
Powers Ferry Square			GA	Atlanta-Sandy Springs-Roswell	101	101	100.0%		-	-	—	$31.67
Powers Ferry Village			GA	Atlanta-Sandy Springs-Roswell	79	79	100.0%		-	48	Publix	$10.89
Russell Ridge			GA	Atlanta-Sandy Springs-Roswell	101	101	98.6%		-	63	Kroger	$13.17
Sandy Springs			GA	Atlanta-Sandy Springs-Roswell	116	116	92.2%		-	12	Trader Joe's	$22.79
The Shops at Hampton Oaks			GA	Atlanta-Sandy Springs-Roswell	21	21	56.3%		-	-	—	$11.18
Williamsburg at Dunwoody			GA	Atlanta-Sandy Springs-Roswell	45	45	81.3%		-	-	—	$25.48
			GA		**2,134**	**2,065**	**95.4%**	**95.4%**	-	**550**		
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	97.1%		-	87	Super H Mart, Home Depot	$11.29
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	83.3%		-	-	—	$37.09
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.6%		-	12	Trader Joe's	$23.98
Hinsdale			IL	Chicago-Naperville-Elgin	179	179	93.7%		-	57	Whole Foods	$15.43
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	78.1%		-	45	Whole Foods	$26.46
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	94.6%		-	74	Mariano's Fresh Market	$17.88
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%		-	51	Mariano's Fresh Market	$21.43
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Elgin	96	38	96.9%		-	63	Jewel-Osco	$12.34
Westchester Commons			IL	Chicago-Naperville-Elgin	139	139	91.5%		-	51	Mariano's Fresh Market	$17.95
Willow Festival			IL	Chicago-Naperville-Elgin	404	404	98.2%		-	60	Whole Foods, Lowe's	$17.92
			IL		**1,746**	**1,343**	**92.4%**	**95.8%**	-	**501**		
Shops on Main	M	93%	IN	Chicago-Naperville-Elgin	254	254	98.4%		-	40	Whole Foods, Dick's Sporting Goods	$15.81
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	100.0%		64	64	(Kroger)	$17.48
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%		-	12	Trader Joe's	$25.99
			IN		**393**	**310**	**98.7%**	**98.7%**	**64**	**116**		
Ambassador Row			LA	Lafayette	195	195	93.5%		-	-	—	$12.17
Ambassador Row Courtyards			LA	Lafayette	150	150	81.2%		-	-	Bed Bath & Beyond	$10.03
Bluebonnet Village			LA	Baton Rouge	102	102	88.7%		-	33	Rouses Market	$13.54
Elmwood Oaks Shopping Center			LA	New Orleans-Metairie	136	136	100.0%		-	-	Academy Sports	$10.11
Siegen Village			LA	Baton Rouge	170	170	98.9%		-	-	—	$11.28
			LA		**753**	**753**	**92.8%**	**92.8%**	-	**33**		
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	155	155	100.0%		-	61	Stop & Shop	$23.19
Northborough Crossing	NYC	30%	MA	Worcester	646	194	98.2%		-	139	Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Goods, Pottery Barn Outlet	$13.13
Old Connecticut Path	NYC	30%	MA	Boston-Cambridge-Newton	80	24	100.0%		-	66	Stop & Shop	$21.30
Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%		-	60	Shaw's	$17.58
Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	94.7%		-	11	Trader Joe's	$29.69
Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%		-	66	Star Market	$37.44
Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%		-	101	Star Market	$21.48
Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%		-	55	Star Market	$24.71
The Abbot (fka The Collection at Harvard Square)			MA	Boston-Cambridge-Newton	41	41	86.9%		-	-	—	$58.16
Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%		-	63	Shaw's, Marshall's	$20.19
Whole Foods at Swampscott			MA	Boston-Cambridge-Newton	36	36	100.0%		-	36	Whole Foods	$24.95
			MA		**1,633**	**1,124**	**98.8%**	**98.8%**	-	**657**		
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	89.1%		-	9	Trader Joe's	$37.65
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	99.0%		-	70	Shoppers Food Warehouse	$18.23
Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	98.5%		-	10	Trader Joe's	$39.03
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	100.0%		-	-	—	$40.29
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	93.5%		-	54	Safeway	$25.38
Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	89.9%		-	41	Giant Food	$16.71
Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	95.5%		-	44	Shoppers Food Warehouse	$20.79
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	99.2%		-	64	Shoppers Food Warehouse	$13.44
Valley Centre	GRI	40%	MD	Baltimore-Columbia-Towson	220	88	97.3%		-	18	Aldi, TJ Maxx	$16.99
Village at Lee Airpark			MD	Baltimore-Columbia-Towson	117	117	99.0%		75	63	Giant Food, (Sunrise)	$28.95
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	45	98.5%		-	-	LA Fitness	$26.31
Westwood - Manor Care			MD	Washington-Arlington-Alexandria	41	41	0.0%		-	-	—	$0.00
Westwood Shopping Center			MD	Washington-Arlington-Alexandria	213	213	94.3%		-	55	Giant Food	$51.30
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		-	-	—	$32.37
			MD		**1,556**	**821**	**91.4%**	**96.2%**	**75**	**428**		
Fenton Marketplace			MI	Flint	97	97	100.0%		-	-	Family Farm & Home	$8.43
			MI		**97**	**97**	**100.0%**	**100.0%**	-	-		

Regency Centers.

Supplemental Information

26

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	**JV**	**REG %**	**State**	**CBSA**	**GLA**	**GLA**	**% Leased**	**% Leased - Retail Operating Properties**	**Retailer-Owned GLA**	**Grocery Anchor GLA**	**Major Tenants[(1)]**	**Avg. Base Rent PSF**
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	176	44	100.0%		87	-	Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Factory)	$14.72
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		-	50	Whole Foods	$24.46
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	98.6%		-	44	Lund's	$24.28
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	100.0%		-	-	Kohl's	$12.99
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	95.9%		-	89	Cub Foods	$13.89
			MN		**665**	**205**	**99.2%**	**99.2%**	**87**	**183**		
Brentwood Plaza			MO	St. Louis	60	60	100.0%		-	52	Schnucks	$10.81
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.13
Dardenne Crossing			MO	St. Louis	67	67	100.0%		-	63	Schnucks	$10.93
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	-	Wal-Mart, (Target), (Lowe's)	$10.14
			MO		**408**	**408**	**100.0%**	**100.0%**	**388**	**179**		
Cameron Village	C	30%	NC	Raleigh	558	167	98.1%		-	87	Harris Teeter, The Fresh Market	$23.13
Carmel Commons			NC	Charlotte-Concord-Gastonia	133	133	98.5%		-	14	The Fresh Market	$20.75
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	97.4%		-	42	Harris Teeter	$16.43
Market at Colonnade Center			NC	Raleigh	58	58	100.0%		-	40	Whole Foods	$27.47
Glenwood Village			NC	Raleigh	43	43	100.0%		-	28	Harris Teeter	$16.68
Harris Crossing			NC	Raleigh	65	65	96.0%		-	53	Harris Teeter	$8.98
Holly Park	M	99%	NC	Raleigh	160	160	89.6%		-	12	Trader Joe's	$17.33
Lake Pine Plaza			NC	Raleigh	88	88	96.8%		-	58	Kroger	$12.73
Midtown East	D	50%	NC	Raleigh	174	87	84.8%		-	120	Wegmans	$19.02
Phillips Place	D	50%	NC	Charlotte-Concord-Gastonia	133	67	84.3%		-	-	—	$33.81
Providence Commons	RC	25%	NC	Charlotte-Concord-Gastonia	74	19	100.0%		-	50	Harris Teeter	$18.55
Ridgewood Shopping Center	C	20%	NC	Raleigh	93	19	90.4%		-	30	Whole Foods	$16.99
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	87	87	100.0%		-	53	Harris Teeter	$18.10
Shoppes of Kildaire	GRI	40%	NC	Raleigh	145	58	96.7%		-	46	Trader Joe's, Aldi	$18.69
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		-	59	Kroger	$16.34
Sutton Square	C	20%	NC	Raleigh	101	20	98.7%		-	24	The Fresh Market	$19.36
Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	86.8%		-	42	Whole Foods	$19.77
Willow Oaks			NC	Charlotte-Concord-Gastonia	69	69	94.9%		-	49	Publix	$17.13
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	98.4%		-	41	Food Lion	$13.45
			NC		**2,312**	**1,359**	**95.1%**	**96.2%**	**-**	**848**		
Chimney Rock			NJ	New York-Newark-Jersey City	218	218	96.9%		-	50	Whole Foods, Nordstrom Rack	$34.56
District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%		-	44	-	$29.29
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%		-	34	Acme Markets	$13.78
Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	92.9%		-	60	Shop Rite	$22.51
Riverfront Plaza	NYC	30%	NJ	New York-Newark-Jersey City	129	39	95.9%		-	70	ShopRite	$25.45
			NJ		**571**	**333**	**96.6%**	**96.6%**	**-**	**258**		
101 7th Avenue			NY	New York-Newark-Jersey City	57	57	100.0%		-	-	Barney's New York	$79.13
1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	100.0%		-	25	The Food Emporium	$116.62
1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%		-	-	—	$116.47
90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	93.9%		-	11	Trader Joe's	$34.27
Broadway Plaza			NY	New York-Newark-Jersey City	147	147	97.2%		-	18	Aldi	$35.59
Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	93.6%		-	63	Stop & Shop	$48.09
Gallery At Westbury Plaza			NY	New York-Newark-Jersey City	312	312	99.5%		-	13	Trader Joe's, Nordstrom Rack	$48.47
Hewlett Crossing I & II			NY	New York-Newark-Jersey City	53	53	96.3%		-	-	Petco	$35.75
Rivertowns Square			NY	New York-Newark-Jersey City	116	116	89.8%		-	18	Brooklyn Harvest Market, Ipic Theaters	$35.97
The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	97.8%		-	52	King Kullen	$21.37
Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%		-	48	Whole Foods, LA Fitness	$33.96
The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	394	394	100.0%		-	110	Wal-Mart, Costco, Marshalls, Total Wine and More	$24.45
			NY		**1509**	**1424**	**98.0%**	**97.9%**	**-**	**357**		
Cherry Grove			OH	Cincinnati	196	196	98.2%		-	66	Kroger	$12.04
East Pointe			OH	Columbus	107	107	100.0%		-	59	Kroger	$10.53
Hyde Park			OH	Cincinnati	397	397	99.5%		-	169	Kroger, Remke Markets	$16.29
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		-	65	Kroger	$12.78
Northgate Plaza (Maxtown Road)			OH	Columbus	114	114	100.0%		90	62	Kroger, (Home Depot)	$11.51
Red Bank Village			OH	Cincinnati	176	176	100.0%		-	-	Wal-Mart	$7.51
Regency Commons			OH	Cincinnati	34	34	95.2%		-	-	—	$25.46
West Chester Plaza			OH	Cincinnati	88	88	100.0%		-	67	Kroger	$9.95
			OH		**1,205**	**1,205**	**99.4%**	**99.4%**	**90**	**489**		
Corvallis Market Center			OR	Corvallis	85	85	100.0%		-	12	Trader Joe's	$21.18
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%		-	38	Whole Foods	$14.61
Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	86.0%		-	41	Safeway	$18.59
Northgate Marketplace			OR	Medford	81	81	100.0%		-	13	Trader Joe's	$23.40
Northgate Marketplace Ph II			OR	Medford	177	177	96.2%		-	-	Dick's Sporting Goods	$16.08
Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.4%		-	55	Safeway	$11.35
Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%		-	57	Whole Foods	$30.11
Walker Center			OR	Portland-Vancouver-Hillsboro	90	90	100.0%		-	-	Bed, Bath & Beyond	$21.08
			OR		**835**	**779**	**96.5%**	**96.2%**	**-**	**215**		
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%		-	22	Ahart's Market	$15.10
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	94.2%		-	-	Ross Dress for Less	$21.08
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	221	221	97.9%		-	11	Trader Joe's	$31.86
Hershey			PA	Other	6	6	100.0%		-	-	—	$28.00
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	98.7%		244	111	(Wegmans), (Target)	$25.74
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	96.7%		-	51	Weis Markets	$24.12
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	143	57	88.2%		-	56	Acme Markets	$18.71
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.1%		-	73	Valley Farm Market	$10.58
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	97.1%		-	51	Giant Food	$21.24
			PA		**983**	**584**	**95.6%**	**96.4%**	**244**	**375**		

Regency Centers.

Supplemental Information

27

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Indigo Square			SC	Charleston-North Charleston	51	51	94.8%		-	22	—	$28.59
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		-	38	Publix	$16.68
			SC		**131**	**83**	**98.0%**	**100.0%**	-	**59**		
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%		-	55	Publix	$15.59
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	98.0%		-	75	Kroger	$13.98
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%		-	84	Kroger	$19.84
			TN		**318**	**318**	**99.1%**	**99.1%**	-	**214**		
Alden Bridge	USAA	20%	TX	Houston-The Woodlands-Sugar Land	139	28	98.8%		-	68	Kroger	$20.26
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		-	83	Kroger	$11.83
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		-	40	Whole Foods	$27.35
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		-	-	—	$26.66
Cochran's Crossing			TX	Houston-The Woodlands-Sugar Land	138	138	95.5%		-	63	Kroger	$18.86
Hancock			TX	Austin-Round Rock	410	410	98.9%		-	90	H.E.B., Sears	$16.09
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$26.79
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		-	-	—	$47.33
Indian Springs Center			TX	Houston-The Woodlands-Sugar Land	137	137	100.0%		-	79	H.E.B.	$24.38
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%		-	64	Tom Thumb	$16.09
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	96.5%		63	63	(Wal-Mart)	$26.33
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%		-	64	Tom Thumb	$20.77
Market at Round Rock			TX	Austin-Round Rock	123	123	98.6%		-	30	Sprout's Markets	$18.44
Market at Springwoods Village	M	53%	TX	Houston-The Woodlands-Sugar Land	167	167	94.3%		-	100	Kroger	$15.88
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.8%		-	49	Tom Thumb	$17.92
North Hills			TX	Austin-Round Rock	144	144	96.4%		-	60	H.E.B.	$22.81
Panther Creek			TX	Houston-The Woodlands-Sugar Land	166	166	98.6%		-	66	Randall's Food	$22.81
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	93.1%		-	64	Kroger	$14.08
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		-	30	H.E.B. Central Market	$33.58
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	91.8%		-	61	Kroger	$14.21
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		-	15	Trader Joe's	$22.86
Southpark at Cinco Ranch			TX	Houston-The Woodlands-Sugar Land	265	265	98.8%		-	101	Kroger, Academy Sports	$13.61
Sterling Ridge			TX	Houston-The Woodlands-Sugar Land	129	129	98.5%		-	63	Kroger	$20.79
Sweetwater Plaza	C	20%	TX	Houston-The Woodlands-Sugar Land	134	27	100.0%		-	65	Kroger	$17.79
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.6%		-	84	H.E.B.	$23.91
The Village at Riverstone			TX	Houston-The Woodlands-Sugar Land	167	167	91.3%		-	100	Kroger	$14.97
Wesleyan Plaza East	GRI	40%	TX	Houston-The Woodlands-Sugar Land	169	68	100.0%		-	-	Berings	$19.87
Wesleyan Plaza West	GRI	40%	TX	Houston-The Woodlands-Sugar Land	186	74	96.8%		-	52	Randall's Food	$20.26
Westwood Village			TX	Houston-The Woodlands-Sugar Land	187	187	96.4%		127	-	(Target)	$19.43
Woodway Collection	GRI	40%	TX	Houston-The Woodlands-Sugar Land	97	39	100.0%		-	45	Whole Foods	$29.06
			TX		**3,953**	**3,296**	**97.5%**	**97.7%**	**271**	**1,682**		
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	98.3%		-	49	Giant Food	$26.50
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		-	57	Global Food	$14.66
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		-	40	Whole Foods	$30.78
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		-	58	Safeway	$22.26
Carytown Exchange	M	8%	VA	Richmond	107	107	46.3%		-	68	0	$14.37
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	107	43	98.9%		-	55	—	$19.34
Point 50 (fka Fairfax Shopping Center)			VA	Washington-Arlington-Alexandria	48	48	62.4%		-	30	365 by Whole Foods	$22.00
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	93.9%		-	65	Shoppers Food Warehouse	$28.02
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	98.1%		-	50	Giant Food	$25.19
Gayton Crossing	GRI	40%	VA	Richmond	158	63	86.3%		55	38	(Kroger)	$16.12
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	98.0%		-	62	Giant Food	$26.32
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%		-	18	Aldi	$9.18
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	99.1%		-	20	Earth Fare	$37.67
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	98.0%		-	28	Giant Food	$29.14
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		-	63	Shoppers Food Warehouse	$23.76
Market Common Clarendon			VA	Washington-Arlington-Alexandria	422	422	71.5%		-	34	Whole Foods, Crate & Barrel	$33.63
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		-	56	Giant Food	$20.78
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	87.8%		-	52	Harris Teeter	$19.64
Shops at Stonewall			VA	Washington-Arlington-Alexandria	308	308	100.0%		-	140	Wegmans, Dick's Sporting Goods	$18.36
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	167	167	95.8%		-	140	Wegmans	$20.92
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	85.6%		-	47	Giant Food	$21.71
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	301	60	92.6%		-	48	Gold's Gym, Giant	$27.87
Village Shopping Center	GRI	40%	VA	Richmond	111	44	93.8%		-	45	Publix	$24.42
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	90.8%		-	-	—	$26.07
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	99.1%		141	59	Safeway, (Target)	$25.78
			VA		**3,735**	**2,192**	**90.8%**	**90.3%**	**196**	**1,323**		

Regency Centers.

Supplemental Information

28

Portfolio Summary Report By State

December 31, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%		-	49	Safeway	$16.37
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	94.6%				Trader Joe's, LA Fitness	$23.89
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	79.1%				PCC Community Markets	$33.60
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	98.4%		-	64	Quality Food Centers	$24.40
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	95.6%		-	49	Safeway	$12.20
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	100.0%		-	29	Safeway	$27.50
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	100.0%		-	45	Safeway, Regal Cinemas	$24.64
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	93.7%		-	-	--	$40.38
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$32.60
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	-	(Sears)	$24.92
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	97.0%		-	41	Quality Food Centers	$24.01
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%		-	50	Whole Foods	$23.21
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$33.80
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	-	(Target)	$29.95
			WA		**1,684**	**1,124**	**98.0%**	**99.0%**	**437**	**433**		**$24.36**
Regency Centers Total					**53,568**	**43,365**	**95.6%**	**96.1%**	**4,143**	**16,686**		**$21.82**

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
Note: In-process developments are bolded and italicized.

C: Co-investment Partnership with Oregon
GRI: Co-investment Partnership with GRI
M: Co-investment Partnership with Minority Partner
NYC: Co-investment Partnership with NYCRF
O: Other, single property co-investment Partnerships
RC: Co-investment Partnership with CalSTRS
RLP: Co-investment Partnership with Rider
USAA: Co-investment Partnership with USAA

Regency Centers.
Supplemental Information
29

Components of Net Asset Value (NAV) As of December 31, 2018 (unaudited and in thousands) Real Estate - Operating Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter Wholly Owned NOI (page 5) $ 181,504 Share of JV NOI (page 7) $ 25,024 Less: Noncontrolling Interests (page 7) $ (1,735) Development Completions (page 16) $ - Base Rent from leases signed but not yet rent-paying - Current Quarter Retail Operating Properties including redevelopments $ 3,910 Real Estate - Development In Process Development Projects In Process Construction in Progress $ 188,730 Project Costs Not Yet Funded 82,206 Estimated Net Development Costs after JV Buyout (page 16) 270,936 Estimated Incremental Stabilized Yield (page 16) 7.3% Annualized Proforma Stabilized NOI $ 19,778 NOI from Development Projects In Process - Current Quarter In-place NOI from Developments In Process(1) (page 16) $ 992 Fee Income Third-Party Management Fees and Commissions - Current Quarter (page 5) $ 7,495 Less: Share of JV's Total fee income - Current Quarter (page 7) $ (299) Other Assets Estimated Market Value of Undeveloped Land Land held for sale or future development $ 43,708 Outparcels at retail operating properties 13,705 Total Estimated Market Value of Undeveloped Land$ 57,413 Wholly Owned Assets (page 3) Cash and Cash Equivalents $ 45,190 Accounts Receivable, net $ 71,748 Other Assets $ 89,684 Share of JV Assets (page 6) Cash and Cash Equivalents $ 11,806 Accounts Receivable, net $ 7,253 Other Assets $ 12,574 Less: Noncontrolling Interests (page 6) $ (5,093) Liabilities Wholly Owned Debt Outstanding (page 12) Mortgage Loans $ 525,182 Unsecured Public/Private Notes 2,500,000 Unsecured Credit Facilities 710,000 Total Wholly Owned Debt Outstanding $ 3,735,182 Share of JV Debt Outstanding (page 14) $ 537,055 Other Wholly Owned Liabilities (page 3) Accounts Payable and Other Liabilities $ 224,807 Tenants' Security and Escrow Deposits $ 57,750 Other Share of JV Accounts Liabilities (page 6) Accounts Payable and Other Liabilities $ 29,408 Tenants' Security and Escrow Deposits $ 4,381 Less: Noncontrolling Interests (page 6) $ (45,663) Common Shares and Equivalants Outstanding Common Shares and Equivalents Issued and Outstanding (page 1) 168,255 30

Earnings Guidance

December 31, 2018

(in thousands, except per share data)

	2018A	2019E
Net Income / Share[1]	$1.46	$1.36 - $1.42
NAREIT FFO / Share[1][2]	$3.83	$3.83 - $3.89
Same Property		
Same property NOI as adjusted growth without termination fees (pro-rata)	3.4%	2.0% - 2.5%
Same property percent leased at period end (pro-rata)	96.1%	+/- 95.5%
New Investments		
Development and Redevelopment starts (pro-rata)	$192,685	$150,000 - $250,000
Estimated yield (weighted average)	7.8%	+/- 7.0%
Share repurchases[3]	$246,502	-
Acquisitions (pro-rata)	$163,554	+/- $16,000
Cap rate (weighted average)	4.5%	+/- 4.3%
Disposition Activity		
Dispositions (pro-rata)	$225,000	+/- $200,000
Cap rate (weighted average)	7.8%	+/- 8.0%
Other		
Net interest expense (pro-rata)	$173,540	$170,500 - $172,500
Net G&A expense (pro-rata)[1]	$66,671	$73,000 - $75,500
Recurring third party fees & commissions (pro-rata)	$27,341	$27,000 - $28,000
Certain non-cash items (pro-rata)[4]	$54,861	$41,500 - $43,500

(1) 2019 includes the impact of ($0.05) per diluted share related to the adoption of the new lease accounting standard ASC 842 on January 1, 2019, that requires previously capitalized indirect internal leasing and legal costs to be expensed.

(2) NAREIT FFO provides for comparability across the REIT sector. For purposes of consensus estimates, please report NAREIT FFO.

(3) Repurchased 2.145 million shares of common stock for $125 million in Q1 2018 and 2.107 million shares of common stock for $122 milion in Q4 2018 as part of the Company's previously announced share repurchase program.

(4) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Regency Centers.

Supplemental Information 31

Reconciliation of Net Income to NAREIT FFO December 31, 2018 (per diluted share) Full Year NAREIT FFO Guidance: 2019 Low High Net income attributable to common stockholders 1.36$ 1.42 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.47 2.47 NAREIT Funds From Operations 3.83$ 3.89 32

Glossary of Terms December 31, 2018 Development Completion: A property in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year. Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders. NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The sum of base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre (previously Adjusted EBITDA): NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains and losses from sales of depreciable property; (v) and operating real estate impairments; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight- line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre. Operating Funds From Operations (Operating FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Operating FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Operating FFO. Property In Development: Properties in various stages of development and redevelopment including active pre-development activities. Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all developments and Non-Same Properties. Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page ii for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. 33